                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 MARCH 31, 2004
 (DOLLARS IN THOUSANDS)

                                                                             MERISTAR         NON-          MERISTAR
                                                                           HOSPITALITY     GUARANTOR         SUB 7C,     AGH UPREIT,
                                                                             OP, L.P.     SUBSIDIARIES         LLC           LLC
                                                                           -----------    ------------     -----------   -----------
 ASSETS
 Property and equipment                                                        24,325       1,366,908              --             --
 Accumulated depreciation                                                     (14,395)       (258,216)             --             --
                                                                           ----------      ----------      ----------     ----------
                                                                                9,930       1,108,692              --             --

 Assets held for sale                                                              --          24,446              --             --
 Investments in affiliate                                                   2,437,934           8,200              32          2,989
 Note receivable from subsidiaries                                            172,840              --              --             --
 Due to/from subsidiaries                                                    (932,546)        445,438              --             74
 Prepaid expenses and other assets                                             29,982          (3,519)             --             --
 Accounts receivable, net of allowance for doubtful accounts                   19,794             806              --             --
 Restricted cash                                                               41,059           2,193              --             --
 Cash and cash equivalents -- unrestricted                                    169,032              --              --             --
                                                                           ----------      ----------      ----------     ----------
                                                                            1,948,025       1,586,256              32          3,063
                                                                           ==========      ==========      ==========     ==========

 LIABILITIES AND PARTNERS' CAPITAL
 Long-term debt                                                               871,279         434,476              --             --
 Notes payable to MeriStar Hospitality Corporation                            218,744              --              --             --
 Accounts payable and accrued expenses                                         16,060           4,489              --             --
 Accrued interest                                                              32,410           2,604              --             --
 Due to Interstate Hotels & Resorts                                            12,857              --              --             --
 Other liabilities                                                              1,085              --              --             --
                                                                           ----------      ----------      ----------     ----------
 Total liabilities                                                          1,152,435         441,569              --             --
                                                                           ----------      ----------      ----------     ----------

 Minority interests                                                             2,492              --              --             --
 Redeemable OP units at redemption value                                       36,770              --              --             --
 Partners' capital                                                            756,328       1,144,687              32          3,063
                                                                           ----------      ----------      ----------     ----------
                                                                            1,948,025       1,586,256              32          3,063
                                                                           ==========      ==========      ==========     ==========





                                                                 MERISTAR     MERISTAR       MERISTAR     MERISTAR       MERISTAR
                                                                  SUB 5N,      SUB 8A,        SUB 8F,      SUB 8G,        SUB 6H,
                                                                    LLC          LLC           L.P.          LLC           L.P.
                                                                -----------  -----------   ------------  -----------   ------------
 ASSETS
 Property and equipment                                               4,163           --         11,502           --         10,862
 Accumulated depreciation                                              (713)          --         (2,685)          --           (313)
                                                                -----------  -----------   ------------  -----------   ------------
                                                                      3,450           --          8,817           --         10,549

 Assets held for sale                                                    --           --             --           --             --
 Investments in affiliate                                                --           --             --           72             --
 Note receivable from subsidiaries                                       --           --             --           --             --
 Due to/from subsidiaries                                             4,541           --          7,441            9          6,955
 Prepaid expenses and other assets                                      (26)          --            (44)          --             (2)
 Accounts receivable, net of allowance for doubtful accounts             --           --             --           --             --
 Restricted cash                                                         --           --            115           --             --
 Cash and cash equivalents -- unrestricted                               --           --             --           --             --
                                                                -----------  -----------   ------------  -----------   ------------
                                                                      7,965           --         16,329           81         17,502
                                                                ===========  ===========   ============  ===========   ============

 LIABILITIES AND PARTNERS' CAPITAL
 Long-term debt                                                          --           --             --           --             --
 Notes payable to MeriStar Hospitality Corporation                       --           --             --           --             --
 Accounts payable and accrued expenses                                   17           --              1           --             22
 Accrued interest                                                        --           --             --           --             --
 Due to Interstate Hotels & Resorts                                      --           --             --           --             --
 Other liabilities                                                       --           --             --           --             --
                                                                -----------  -----------   ------------  -----------   ------------
 Total liabilities                                                       17           --              1           --             22
                                                                -----------  -----------   ------------  -----------   ------------

 Minority interests                                                      --           --             --           --             --
 Redeemable OP units at redemption value                                 --           --             --           --             --
 Partners' capital                                                    7,948           --         16,328           81         17,480
                                                                -----------  -----------   ------------  -----------   ------------
                                                                      7,965           --         16,329           81         17,502
                                                                ===========  ===========   ============  ===========   ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(DOLLARS IN THOUSANDS)

                                                                        MERISTAR       MERISTAR          MERISTAR        MERISTAR
                                                                         SUB 8B,        SUB 1C,           SUB 8E,         SUB 7F,
                                                                           LLC            L.P.              LLC             LLC
                                                                      -----------    ------------      ------------     -----------
ASSETS
Property and equipment                                                     85,805          26,798            15,549           7,303
Accumulated depreciation                                                  (12,861)         (6,256)           (3,173)           (193)
                                                                      -----------    ------------      ------------     -----------
                                                                           72,944          20,542            12,376           7,110

Assets held for sale                                                           --              --                --              --
Investments in affiliate                                                       --              --                --              --
Note receivable from subsidiaries                                              --              --                --              --
Due to/from subsidiaries                                                   29,974          (3,775)            6,943           5,302
Prepaid expenses and other assets                                             (50)           (107)              (15)             (4)
Accounts receivable, net of allowance for doubtful accounts                    --              --                --              --
Restricted cash                                                                --              --                --              --
Cash and cash equivalents -- unrestricted                                      --              --                --              --
                                                                      -----------    ------------      ------------     -----------
                                                                          102,868          16,660            19,304          12,408
                                                                      ===========    ============      ============     ===========
LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                                 --              --                --              --
Notes payable to MeriStar Hospitality Corporation                              --              --                --              --
Accounts payable and accrued expenses                                       2,561             125               (43)            184
Accrued interest                                                               --              --                --              --
Due to Interstate Hotels & Resorts                                             --              --                --              --
Other liabilities                                                              --              --                --              --
                                                                      -----------    ------------      ------------     -----------
Total liabilities                                                           2,561             125               (43)            184
                                                                      -----------    ------------      ------------     -----------
Minority interests                                                             --              --                --              --
Redeemable OP units at redemption value                                        --              --                --              --
Partners' capital                                                         100,307          16,535            19,347          12,224
                                                                      -----------    ------------      ------------     -----------
                                                                          102,868          16,660            19,304          12,408
                                                                      ===========    ============      ============     ===========





                                                                  MERISTAR      MERISTAR      MERISTAR      MERISTAR     MERISTAR
                                                                   SUB 5L,       SUB 3C,       SUB 5R,       SUB 6D,      SUB 6E,
                                                                     LLC           LLC           LLC           LLC          LLC
                                                                -----------   -----------   -----------   -----------   -----------
ASSETS                                                               11,876        17,504            --        17,499        45,734
Property and equipment                                                 (684)       (3,872)           --        (3,030)      (10,373)
Accumulated depreciation                                        -----------   -----------   -----------   -----------   -----------
                                                                     11,192        13,632            --        14,469        35,361

                                                                         --            --            --            --            --
Assets held for sale                                                     --            --            43            --            --
Investments in affiliate                                                 --            --            --            --            --
Note receivable from subsidiaries                                     4,595         5,694           (43)        8,756        22,955
Due to/from subsidiaries                                                (41)           21            --           (11)          (49)
Prepaid expenses and other assets                                        --            --            --           110            --
Accounts receivable, net of allowance for doubtful accounts              --            --            --            --            --
Restricted cash                                                          --            --            --            --            --
Cash and cash equivalents -- unrestricted                       -----------   -----------   -----------   -----------   -----------
                                                                     15,746        19,347            --        23,324        58,267
                                                                ===========   ===========   ===========   ===========   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                           --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                        --            --            --            --            --
Accounts payable and accrued expenses                                    23           315            --            --           119
Accrued interest                                                         --            --            --            --            --
Due to Interstate Hotels & Resorts                                       --            --            --            --            --
Other liabilities                                                        --            --            --            --            --
                                                                -----------   -----------   -----------   -----------   -----------
Total liabilities                                                        23           315            --            --           119
                                                                -----------   -----------   -----------   -----------   -----------
Minority interests                                                       --            --            --            --            --
Redeemable OP units at redemption value                                  --            --            --            --            --
Partners' capital                                                    15,723        19,032            --        23,324        58,148
                                                                -----------   -----------   -----------   -----------   -----------
                                                                     15,746        19,347            --        23,324        58,267
                                                                ===========   ===========   ===========   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(DOLLARS IN THOUSANDS)

                                                                           MERISTAR       MERISTAR        MERISTAR      MERISTAR
                                                                            SUB 4E,        SUB 1B,        SUB 5F,        SUB 6G,
                                                                             L.P.            LLC            L.P.          LLC
                                                                         -----------     -----------    ------------   -----------
ASSETS
Property and equipment                                                         5,056          18,903          17,559        22,663
Accumulated depreciation                                                        (151)         (4,192)           (394)       (5,223)
                                                                         -----------     -----------    ------------   -----------
                                                                               4,905          14,711          17,165        17,440

Assets held for sale                                                              --              --              --            --
Investments in affiliate                                                          --              --              --            --
Note receivable from subsidiaries                                                 --              --              --            --
Due to/from subsidiaries                                                       3,513          15,685          12,871         7,726
Prepaid expenses and other assets                                                (27)            (48)            (99)          (18)
Accounts receivable, net of allowance for doubtful accounts                       --              96              --            --
Restricted cash                                                                   --              --              --            --
Cash and cash equivalents -- unrestricted                                         --              --              --            --
                                                                         -----------     -----------    ------------   -----------
                                                                               8,391          30,444          29,937        25,148
                                                                         ===========     ===========    ============   ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                                    --              33              --            --
Notes payable to MeriStar Hospitality Corporation                                 --              --              --            --
Accounts payable and accrued expenses                                             95              24              58            28
Accrued interest                                                                  --              --              --            --
Due to Interstate Hotels & Resorts                                                --              --              --            --
Other liabilities                                                                 --              --              --            --
                                                                         -----------     -----------    ------------   -----------
Total liabilities                                                                 95              57              58            28
                                                                         -----------     -----------    ------------   -----------
Minority interests                                                                --              --              --            --
Redeemable OP units at redemption value                                           --              --              --            --
Partners' capital                                                              8,296          30,387          29,879        25,120
                                                                         -----------     -----------    ------------   -----------
                                                                               8,391          30,444          29,937        25,148
                                                                         ===========     ===========    ============   ===========






                                                                 MERISTAR      MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                                  SUB 8C,       SUB 4C,       SUB 4H,        SUB 7E,       SUB 3D,
                                                                    LLC          L.P.          L.P.            LLC           LLC
                                                                -----------  ------------  ------------   -----------   -----------
ASSETS                                                                   --            --            --        19,013        22,706
Property and equipment                                                   --            --            --        (3,475)       (7,229)
Accumulated depreciation                                        -----------  ------------  ------------   -----------   -----------
                                                                         --            --            --        15,538        15,477

                                                                         --            --            --            --            --
Assets held for sale                                                     --            --            --            --            --
Investments in affiliate                                                 --            --            --            --            --
Note receivable from subsidiaries                                    11,297            --         3,414         6,206         8,747
Due to/from subsidiaries                                                 --            --            --           (12)          (24)
Prepaid expenses and other assets                                        --            --            --            --            --
Accounts receivable, net of allowance for doubtful accounts              --            --            --            --            --
Restricted cash                                                          --            --            --            --            --
Cash and cash equivalents -- unrestricted                       -----------  ------------  ------------   -----------   -----------
                                                                     11,297            --         3,414        21,732        24,200
                                                                ===========  ============  ============   ===========   ===========


LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                           --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                        --            --            --            --            --
Accounts payable and accrued expenses                                    --            --            --            61            34
Accrued interest                                                         --            --            --            --            --
Due to Interstate Hotels & Resorts                                       --            --            --            --            --
Other liabilities                                                        --            --            --            --            --
                                                                -----------  ------------  ------------   -----------   -----------
Total liabilities                                                        --            --            --            61            34
                                                                -----------  ------------  ------------   -----------   -----------

Minority interests                                                       --            --            --            --            --
Redeemable OP units at redemption value                                  --            --            --            --            --
Partners' capital                                                    11,297            --         3,414        21,671        24,166
                                                                -----------  ------------  ------------   -----------   -----------
                                                                     11,297            --         3,414        21,732        24,200
                                                                ===========  ============  ============   ===========   ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(DOLLARS IN THOUSANDS)

                                                                     MERISTAR      MERISTAR SUB     MERISTAR         MERISTAR
                                                                      SUB 1A,       7A JOINT         SUB 2B,          SUB 3A,
                                                                        LLC          VENTURE           LLC             LLC
                                                                    ----------    -------------    -----------     ------------
ASSETS
Property and equipment                                                   8,293            4,898             --               --
Accumulated depreciation                                                    --               --             --               --
                                                                    ----------     ------------    -----------     ------------
                                                                         8,293            4,898             --               --

Assets held for sale                                                        --               --             --               --
Investments in affiliate                                                    --               --             --               --
Note receivable from subsidiaries                                           --               --             --               --
Due to/from subsidiaries                                                 7,690            5,206         (3,579)           4,976
Prepaid expenses and other assets                                          (82)              (6)            --               --
Accounts receivable, net of allowance for doubtful accounts                 --               --             --               --
Restricted cash                                                             --               --             --               --
Cash and cash equivalents -- unrestricted                                   --               --             --               --
                                                                    ----------     ------------    -----------     ------------
                                                                        15,901           10,098         (3,579)           4,976
                                                                    ==========     ============    ===========     ============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --             --               --
Notes payable to MeriStar Hospitality Corporation                           --               --             --               --
Accounts payable and accrued expenses                                       42              130             (8)              --
Accrued interest                                                            --               --             --               --
Due to Interstate Hotels & Resorts                                          --               --             --               --
Other liabilities                                                           --               --             --               --
                                                                    ----------     ------------    -----------     ------------
Total liabilities                                                           42              130             (8)              --
                                                                    ----------     ------------    -----------     ------------

Minority interests                                                          --               --             --               --
Redeemable OP units at redemption value                                     --               --             --               --
Partners' capital                                                       15,859            9,968         (3,571)           4,976
                                                                    ----------     ------------    -----------     ------------
                                                                        15,901           10,098         (3,579)           4,976
                                                                    ==========     ============    ===========     ============




                                                                MERISTAR      MERISTAR       MERISTAR       MERISTAR        MDV
                                                                 SUB 4A,       SUB 4D,        SUB 2A,       SUB 6L,       LIMITED
                                                                  LLC           LLC            LLC             LLC      PARTNERSHIP
                                                                --------    ------------   ------------   ------------  -----------
ASSETS
Property and equipment                                                --              --             --             --        3,877
Accumulated depreciation                                              --              --             --             --         (709)
                                                                --------    ------------   ------------   ------------  -----------
                                                                      --              --             --             --        3,168

Assets held for sale                                                  --              --             --             --           --
Investments in affiliate                                              --              --             --             --           --
Note receivable from subsidiaries                                     --              --             --             --           --
Due to/from subsidiaries                                           7,611              --         (8,096)        20,297        2,619
Prepaid expenses and other assets                                     --              --             --             --           (9)
Accounts receivable, net of allowance for doubtful accounts           --              --             --            178           --
Restricted cash                                                       --              --             --             --           --
Cash and cash equivalents -- unrestricted                             --              --             --             --           --
                                                                --------    ------------   ------------   ------------  -----------
                                                                   7,611              --         (8,096)        20,475        5,778
                                                                ========    ============   ============   ============  ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                        --              --             --             --           --
Notes payable to MeriStar Hospitality Corporation                     --              --             --             --           --
Accounts payable and accrued expenses                                 --              --             (7)            --          100
Accrued interest                                                      --              --             --             --           --
Due to Interstate Hotels & Resorts                                    --              --             --             --           --
Other liabilities                                                     --              --             --             --           --
                                                                --------    ------------   ------------   ------------  -----------
Total liabilities                                                     --              --             (7)            --          100
                                                                --------    ------------   ------------   ------------  -----------

Minority interests                                                    --              --             --             --           --
Redeemable OP units at redemption value                               --              --             --             --           --
Partners' capital                                                  7,611              --         (8,089)        20,475        5,678
                                                                --------    ------------   ------------   ------------  -----------
                                                                   7,611              --         (8,096)        20,475        5,778
                                                                ========    ============   ============   ============  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(DOLLARS IN THOUSANDS)



                                                                         MERISTAR        MERISTAR        MERISTAR        MERISTAR
                                                                          SUB 5C,         SUB 6J,         SUB 1D,         SUB 7B,
                                                                            LLC             LLC            L.P.            L.P.
                                                                       ------------     -----------    ------------    ------------
ASSETS
Property and equipment                                                           --          19,623          69,021              --
Accumulated depreciation                                                         --          (3,914)        (12,604)             --
                                                                       ------------     -----------    ------------    ------------
                                                                                 --          15,709          56,417              --

Assets held for sale                                                             --              --              --           4,586
Investments in affiliate                                                         --              --              --              --
Note receivable from subsidiaries                                                --              --              --              --
Due to/from subsidiaries                                                      5,087           8,195          20,621          (3,799)
Prepaid expenses and other assets                                                 4              16            (314)             (5)
Accounts receivable, net of allowance for doubtful accounts                      (2)             --              --              --
Restricted cash                                                                  --              --              --              --
Cash and cash equivalents -- unrestricted                                        --              --              --              --
                                                                       ------------     -----------    ------------    ------------
                                                                              5,089          23,920          76,724             782
                                                                       ============     ===========    ============    ============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                                   --              --              --              --
Notes payable to MeriStar Hospitality Corporation                                --              --              --              --
Accounts payable and accrued expenses                                            --              12             244             540
Accrued interest                                                                 --              --              --              --
Due to Interstate Hotels & Resorts                                               --              --              --              --
Other liabilities                                                                --              --              --              --
                                                                       ------------     -----------    ------------    ------------
Total liabilities                                                                --              12             244             540
                                                                       ------------     -----------    ------------    ------------

Minority interests                                                               --              --              --              --
Redeemable OP units at redemption value                                          --              --              --              --
Partners' capital                                                             5,089          23,908          76,480             242
                                                                       ------------     -----------    ------------    ------------
                                                                              5,089          23,920          76,724             782
                                                                       ============     ===========    ============    ============







                                                                 MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 7D,       SUB 7G,       SUB 6B,       SUB 4I,       SUB 5D,
                                                                    LLC           LLC           LLC          L.P.           LLC
                                                               ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                              52,748             --        10,965            --        42,204
Accumulated depreciation                                           (10,180)            --        (2,299)           --        (8,471)
                                                               ------------  ------------  ------------  ------------  ------------
                                                                    42,568             --         8,666            --        33,733

Assets held for sale                                                    --          1,859            --            --            --
Investments in affiliate                                                --             --            --            --        51,368
Note receivable from subsidiaries                                       --             --            --            --            --
Due to/from subsidiaries                                            25,750            599         3,204         1,660        (6,285)
Prepaid expenses and other assets                                      154             (5)           (8)           --           (34)
Accounts receivable, net of allowance for doubtful accounts          1,560             --            --            --            --
Restricted cash                                                         --             --            --            --            --
Cash and cash equivalents -- unrestricted                               --             --            --            --            --
                                                               ------------  ------------  ------------  ------------  ------------
                                                                    70,032          2,453        11,862         1,660        78,782
                                                               ============  ============  ============  ============  ============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                          --             --            --            --        24,000
Notes payable to MeriStar Hospitality Corporation                       --             --            --            --            --
Accounts payable and accrued expenses                                4,004            140           (44)           --           339
Accrued interest                                                        --             --            --            --            --
Due to Interstate Hotels & Resorts                                    (200)            --            --            --            --
Other liabilities                                                       --             --            --            --            --
                                                               ------------  ------------  ------------  ------------  ------------
Total liabilities                                                    3,804            140           (44)           --        24,339
                                                               ------------  ------------  ------------  ------------  ------------

Minority interests                                                      --             --            --            --            --
Redeemable OP units at redemption value                                 --             --            --            --            --
Partners' capital                                                   66,228          2,313        11,906         1,660        54,443
                                                               ------------  ------------  ------------  ------------  ------------
                                                                    70,032          2,453        11,862         1,660        78,782
                                                               ============  ============  ============  ============  ============


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(DOLLARS IN THOUSANDS)

                                                                  MERISTAR        MERISTAR                          MERISTAR
                                                                   SUB 5H,         SUB 7H,                           SUB 2D,
                                                                     LLC             LLC       AGH PSS I, INC.         LLC
                                                                ------------    ------------   ---------------    ------------
ASSETS
Property and equipment                                                    --              --                --              --
Accumulated depreciation                                                  --              --                --              --
                                                                ------------    ------------   ---------------    ------------
                                                                          --              --                --              --
Assets held for sale                                                      --              --                --              --
Investments in affiliate                                                  --              --                --              --
Note receivable from subsidiaries                                         --              --                --              --
Due to/from subsidiaries                                              36,574           9,589            25,570          (4,723)
Prepaid expenses and other assets                                         --              --                --              --
Accounts receivable, net of allowance for doubtful accounts               46              --                --              --
Restricted cash                                                           --              --                --              --
Cash and cash equivalents -- unrestricted                                 --              --                --              --
                                                                ------------    ------------   ---------------    ------------
                                                                      36,620           9,589            25,570          (4,723)
                                                                ============    ============   ===============    ============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                            --              --                --              --
Notes payable to MeriStar Hospitality Corporation                         --              --                --              --
Accounts payable and accrued expenses                                     (2)             --                --              (1)
Accrued interest                                                          --              --                --              --
Due to Interstate Hotels & Resorts                                        --              --                --              --
Other liabilities                                                         --              --                --              --
                                                                ------------    ------------   ---------------    ------------
Total liabilities                                                         (2)             --                --              (1)
                                                                ------------    ------------   ---------------    ------------

Minority interests                                                        --              --                --              --
Redeemable OP units at redemption value                                   --              --                --              --
Partners' capital                                                     36,622           9,589            25,570          (4,722)
                                                                ------------    ------------   ---------------    ------------
                                                                      36,620           9,589            25,570          (4,723)
                                                                ============    ============   ===============    ============







                                                                 MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 4F,      SUB 5K,        SUB 5M,       SUB 1E,      SUB 5O,
                                                                   L.P.          LLC            LLC          L.P.          LLC
                                                               ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                               32,975        28,423        22,076            --         8,745
Accumulated depreciation                                             (6,086)       (5,530)       (2,473)           --        (1,201)
                                                               ------------  ------------  ------------  ------------  ------------
                                                                     26,889        22,893        19,603            --         7,544

Assets held for sale                                                     --            --            --            --            --
Investments in affiliate                                                 --            --            --            --            --
Note receivable from subsidiaries                                        --            --            --            --            --
Due to/from subsidiaries                                              4,989           249         8,398        24,352         3,342
Prepaid expenses and other assets                                         6          (111)          (69)           --           (23)
Accounts receivable, net of allowance for doubtful accounts              --            --            --            --            --
Restricted cash                                                          --            --            --            --            --
Cash and cash equivalents -- unrestricted                                --            --            --            --            --
                                                               ------------  ------------  ------------  ------------  ------------
                                                                     31,884        23,031        27,932        24,352        10,863
                                                               ============  ============  ============  ============  ============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                           --            --            --            --            --
Notes payable to MeriStar Hospitality Corporation                        --            --            --            --            --
Accounts payable and accrued expenses                                    75         3,072            49            --            19
Accrued interest                                                         --            --            --            --            --
Due to Interstate Hotels & Resorts                                       --            --            --            --            --
Other liabilities                                                        --            --            --            --            --
                                                               ------------  ------------  ------------  ------------  ------------
Total liabilities                                                        75         3,072            49            --            19
                                                               ------------  ------------  ------------  ------------  ------------

Minority interests                                                       --            --            --            --            --
Redeemable OP units at redemption value                                  --            --            --            --            --
Partners' capital                                                    31,809        19,959        27,883        24,352        10,844
                                                               ------------  ------------  ------------  ------------  ------------
                                                                     31,884        23,031        27,932        24,352        10,863
                                                               ============  ============  ============  ============  ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(DOLLARS IN THOUSANDS)

                                                                           MERISTAR       MERISTAR        MERISTAR        MERISTAR
                                                                            SUB 4B,        SUB 2C,         SUB 4G,         SUB 3B,
                                                                             L.P.            LLC             L.P.            LLC
                                                                         ------------   ------------    ------------    -----------
ASSETS
Property and equipment                                                             --             --           8,730             --
Accumulated depreciation                                                           --             --              --             --
                                                                         ------------   ------------    ------------    -----------
                                                                                   --             --           8,730             --

Assets held for sale                                                               --          8,383              --             --
Investments in affiliate                                                           --             --              --             --
Note receivable from subsidiaries                                                  --             --              --             --
Due to/from subsidiaries                                                        1,728          5,416           8,877          9,351
Prepaid expenses and other assets                                                  --           (258)           (136)            (3)
Accounts receivable, net of allowance for doubtful accounts                        --              6              --             --
Restricted cash                                                                    --             --              --             --
Cash and cash equivalents -- unrestricted                                          --             --              --             --
                                                                         ------------   ------------    ------------    -----------
                                                                                1,728         13,547          17,471          9,348
                                                                         ============   ============    ============    ===========

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                                     --         19,458              --             --
Notes payable to MeriStar Hospitality Corporation                                  --             --              --             --
Accounts payable and accrued expenses                                              --            138              83             22
Accrued interest                                                                   --             --              --             --
Due to Interstate Hotels & Resorts                                                 --             --              --             --
Other liabilities                                                                  --             --              --             --
                                                                         ------------   ------------    ------------    -----------
Total liabilities                                                                  --         19,596              83             22
                                                                         ------------   ------------    ------------    -----------

Minority interests                                                                 --             --              --             --
Redeemable OP units at redemption value                                            --             --              --             --
Partners' capital                                                               1,728         (6,049)         17,388          9,326
                                                                         ------------   ------------    ------------    -----------
                                                                                1,728         13,547          17,471          9,348
                                                                         ============   ============    ============    ===========



                                                                 MERISTAR      MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                  SUB 5G,       SUB 5P,       SUB 5J,       SUB 5Q,       SUB 5A,
                                                                   L.P.           LLC           LLC           LLC           LLC
                                                               ------------  ------------  ------------  ------------  ------------
ASSETS
Property and equipment                                              166,853            39       111,524        16,794        35,922
Accumulated depreciation                                            (32,075)          (24)      (18,231)       (2,409)      (10,955)
                                                               ------------  ------------  ------------  ------------  ------------
                                                                    134,778            15        93,293        14,385        24,967

Assets held for sale                                                     --            --            --            --            --
Investments in affiliate                                                 --            --            --            --         4,627
Note receivable from subsidiaries                                        --            --            --            --            --
Due to/from subsidiaries                                             42,098         3,254        23,448         5,146         7,469
Prepaid expenses and other assets                                      (110)           (6)         (538)          (79)          (44)
Accounts receivable, net of allowance for doubtful accounts              --            38            --            --            --
Restricted cash                                                          --            --            --            --            --
Cash and cash equivalents -- unrestricted                                --            --            --            --            --
                                                               ------------  ------------  ------------  ------------  ------------
                                                                    176,766         3,301       116,203        19,452        37,019
                                                               ============  ============  ============  ============  ============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                           --            --            --            --        23,609
Notes payable to MeriStar Hospitality Corporation                        --            --            --            --            --
Accounts payable and accrued expenses                                   291            --           285          (161)          175
Accrued interest                                                         --            --            --            --            --
Due to Interstate Hotels & Resorts                                       --            --            --            --            --
Other liabilities                                                        --            --            --            --            --
                                                               ------------  ------------  ------------  ------------  ------------
Total liabilities                                                       291            --           285          (161)       23,784
                                                               ------------  ------------  ------------  ------------  ------------

Minority interests                                                       --            --            --            --            --
Redeemable OP units at redemption value                                  --            --            --            --            --
Partners' capital                                                   176,475         3,301       115,918        19,613        13,235
                                                               ------------  ------------  ------------  ------------  ------------
                                                                    176,766         3,301       116,203        19,452        37,019
                                                               ============  ============  ============  ============  ============


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONDENSED CONSOLIDATING BALANCE SHEET
MARCH 31, 2004
(DOLLARS IN THOUSANDS)

                                                                     MERISTAR          MERISTAR          MERISTAR
                                                                      SUB 8D,           SUB 4J,       HOTEL LESSEE,
                                                                        LLC               LLC              INC.
                                                                   ------------      ------------     --------------
ASSETS
Property and equipment                                                       --            38,809              3,148
Accumulated depreciation                                                     --            (7,441)            (3,330)
                                                                   ------------      ------------     --------------
                                                                             --            31,368               (182)

Assets held for sale                                                         --                --                 --
Investments in affiliate                                                     --                --                 --
Note receivable from subsidiaries                                            --                --                 --
Due to/from subsidiaries                                                 16,379             7,644            (12,678)
Prepaid expenses and other assets                                            --               (28)            16,346
Accounts receivable, net of allowance for doubtful accounts                 359               (12)            46,097
Restricted cash                                                              --                --              1,289
Cash and cash equivalents -- unrestricted                                    --                --             25,937
                                                                   ------------      ------------     --------------
                                                                         16,738            38,972             76,809
                                                                   ============      ============     ==============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                               --                --            108,519
Notes payable to MeriStar Hospitality Corporation                            --                --                 --
Accounts payable and accrued expenses                                        --                93             54,636
Accrued interest                                                             --                --              2,435
Due to Interstate Hotels & Resorts                                           --                --              4,476
Other liabilities                                                            --                --             10,471
                                                                   ------------      ------------     --------------
Total liabilities                                                            --                93            180,537
                                                                   ------------      ------------     --------------

Minority interests                                                           --                --                 --
Redeemable OP units at redemption value                                      --                --                 --
Partners' capital                                                        16,738            38,879           (103,728)
                                                                   ------------      ------------     --------------
                                                                         16,738            38,972             76,809
                                                                   ============      ============     ==============






                                                                      GUARANTOR
                                                                     SUBSIDIARIES                                 TOTAL
                                                                        TOTAL             ELIMINATIONS         CONSOLIDATED
                                                                     ------------         ------------         ------------
ASSETS
Property and equipment                                                  1,046,162                   --            2,437,395
Accumulated depreciation                                                 (192,749)                  --             (465,360)
                                                                     ------------         ------------         ------------
                                                                          853,413                   --            1,972,035

Assets held for sale                                                       14,828                   --               39,274
Investments in affiliate                                                   59,131           (2,490,265)              15,000
Note receivable from subsidiaries                                              --             (172,840)                  --
Due to/from subsidiaries                                                  487,108                   --                   --
Prepaid expenses and other assets                                          14,102                   --               40,565
Accounts receivable, net of allowance for doubtful accounts                48,476                   --               69,076
Restricted cash                                                             1,404                   --               44,656
Cash and cash equivalents -- unrestricted                                  25,937                   --              194,969
                                                                     ------------         ------------         ------------
                                                                        1,504,399           (2,663,105)           2,375,575
                                                                     ============         ============         ============

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                            175,619             (172,840)           1,308,534
Notes payable to MeriStar Hospitality Corporation                              --                   --              218,744
Accounts payable and accrued expenses                                      67,890                   --               88,439
Accrued interest                                                            2,435                   --               37,449
Due to Interstate Hotels & Resorts                                          4,276                   --               17,133
Other liabilities                                                          10,471                   --               11,556
                                                                     ------------         ------------         ------------
Total liabilities                                                         260,691             (172,840)           1,681,855
                                                                     ------------         ------------         ------------

Minority interests                                                             --                   --                2,492
Redeemable OP units at redemption value                                        --                   --               36,770
Partners' capital                                                       1,243,708           (2,490,265)             654,458
                                                                     ------------         ------------         ------------
                                                                        1,504,399           (2,663,105)           2,375,575
                                                                     ============         ============         ============

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)


                                                                       MERISTAR         NON-            MERISTAR         AGH
                                                                     HOSPITALITY      GUARANTOR          SUB 7C,        UPREIT,
                                                                      OP, L.P.      SUBSIDIARIES          LLC             LLC
                                                                     -----------     ------------     ------------   -----------
ASSETS
Property and equipment                                                  18,987        1,407,432               --              --
Accumulated depreciation                                               (13,219)        (246,091)              --              --
                                                                    ----------       ----------       ----------      ----------
                                                                         5,768        1,161,341               --              --


Assets held for sale                                                        --            4,273               --              --
Investments in affiliate                                             2,208,641            8,200               32           2,989
Due from/to subsidiaries                                              (838,258)         397,837               --             133
Note receivable from subsidiaries                                      120,855               --               --              --
Prepaid expenses and other assets                                       34,658           (1,612)              --              --
Accounts receivable, net of allowance for doubtful accounts             18,220              956               --              --
Restricted cash                                                         39,932            2,476               --              --
Cash and cash equivalents -- unrestricted                              218,646               --               --              --
                                                                    ----------       ----------       ----------      ----------
                                                                     1,808,462        1,573,471               32           3,122
                                                                    ==========       ==========       ==========      ==========



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                         917,232          436,778               --              --
Notes payable to MeriStar Hospitality Corporation                      256,473               --               --              --
Accounts payable and accrued expenses                                   14,806            5,517               --              --
Accrued interest                                                        43,396            2,639               --              --
Due to Interstate Hotels & Resorts                                       6,923               --               --              --
Other liabilities                                                        1,750             (304)              --              --
                                                                    ----------       ----------       ----------      ----------
Total liabilities                                                    1,240,580          444,630               --              --
                                                                    ----------       ----------       ----------      ----------



Minority interests                                                       2,496               --               --              --
Redeemable OP units at redemption value                                 35,926               --               --              --
Partners' capital -- Common OP Units                                   529,460        1,128,841               32           3,122
                                                                    ----------       ----------       ----------      ----------
                                                                     1,808,462        1,573,471               32           3,122
                                                                    ==========       ==========       ==========      ==========



                                                                      MERISTAR        MERISTAR         MERISTAR         MERISTAR
                                                                       SUB 5N,         SUB 8A,          SUB 8F,          SUB 8G,
                                                                         LLC             LLC              L.P.             LLC
                                                                      --------        --------         --------         --------
ASSETS
Property and equipment                                                   4,146               --          11,502               --
Accumulated depreciation                                                  (679)              --          (2,521)              --
                                                                       -------          -------         -------          -------
                                                                         3,467               --           8,981               --


Assets held for sale                                                        --               --              --               --
Investments in affiliate                                                    --               --              --               72
Due from/to subsidiaries                                                 4,243               --           7,012               10
Note receivable from subsidiaries                                           --               --              --               --
Prepaid expenses and other assets                                          (18)              --             (28)              --
Accounts receivable, net of allowance for doubtful accounts                 --               --              --               --
Restricted cash                                                             --               --             115               --
Cash and cash equivalents -- unrestricted                                   --               --              --               --
                                                                       -------          -------         -------          -------
                                                                         7,692               --          16,080               82
                                                                       =======          =======         =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --              --               --
Notes payable to MeriStar Hospitality Corporation                           --               --              --               --
Accounts payable and accrued expenses                                      (11)              --              67               --
Accrued interest                                                            --               --              --               --
Due to Interstate Hotels & Resorts                                          --               --              --               --
Other liabilities                                                           --               --              --               --
                                                                       -------          -------         -------          -------
Total liabilities                                                          (11)              --              67               --
                                                                       -------          -------         -------          -------



Minority interests                                                          --               --              --               --
Redeemable OP units at redemption value                                     --               --              --               --
Partners' capital -- Common OP Units                                     7,703               --          16,013               82
                                                                       -------          -------         -------          -------
                                                                         7,692               --          16,080               82
                                                                       =======          =======         =======          =======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)



                                                                       MERISTAR SUB    MERISTAR SUB    MERISTAR SUB     MERISTAR SUB
                                                                         6H, L.P.       8B, LLC         1C, L.P.          8E, LLC
                                                                       ------------    ------------   ------------     ------------
ASSETS
Property and equipment                                                  10,862           83,215           26,641           15,493
Accumulated depreciation                                                  (157)         (12,270)          (5,900)          (3,024)
                                                                      --------         --------         --------         --------
                                                                        10,705           70,945           20,741           12,469


Assets held for sale                                                        --               --               --               --
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                 6,814           30,981           (3,881)           6,688
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                            1              (26)             (88)             (10)
Accounts receivable, net of allowance for doubtful accounts                 --               --               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                      --------         --------         --------         --------
                                                                        17,520          101,900           16,772           19,147
                                                                      ========         ========         ========         ========



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                      161            2,502               88              (32)
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                      --------         --------         --------         --------
Total liabilities                                                          161            2,502               88              (32)
                                                                      --------         --------         --------         --------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    17,359           99,398           16,684           19,179
                                                                      --------         --------         --------         --------
                                                                        17,520          101,900           16,772           19,147
                                                                      ========         ========         ========         ========





                                                                     MERISTAR SUB      MERISTAR SUB   MERISTAR SUB    MERISTAR SUB
                                                                       7F, LLC           5L, LLC       3C, LLC          5R, LLC
                                                                     ------------      -----------   -------------   ------------
ASSETS
Property and equipment                                                   7,293           11,841           17,498               --
Accumulated depreciation                                                   (97)            (645)          (3,696)              --
                                                                       -------          -------          -------          -------
                                                                         7,196           11,196           13,802               --


Assets held for sale                                                        --               --               --               --
Investments in affiliate                                                    --               --               --               43
Due from/to subsidiaries                                                 5,122            4,239            5,062              (43)
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                           (1)             (24)              28               --
Accounts receivable, net of allowance for doubtful accounts                 --               --               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                       -------          -------          -------          -------
                                                                        12,317           15,411           18,892               --
                                                                       =======          =======          =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                      208              (15)             140               --
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                       -------          -------          -------          -------
Total liabilities                                                          208              (15)             140               --
                                                                       -------          -------          -------          -------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    12,109           15,426           18,752               --
                                                                       -------          -------          -------          -------
                                                                        12,317           15,411           18,892               --
                                                                       =======          =======          =======          =======


 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)



                                                                        MERISTAR        MERISTAR      MERISTAR SUB       MERISTAR
                                                                        SUB 6D,          SUB 6E,           4E,            SUB 1B,
                                                                          LLC             LLC              L.P.             LLC
                                                                        --------        --------      ------------       ---------
ASSETS
Property and equipment                                                  17,449           45,155            5,047           18,656
Accumulated depreciation                                                (2,893)          (9,963)             (76)          (4,064)
                                                                       -------          -------          -------          -------
                                                                        14,556           35,192            4,971           14,592


Assets held for sale                                                        --               --               --               --
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                 8,445           21,931            3,545           15,375
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                           (7)             (33)             (17)             (32)
Accounts receivable, net of allowance for doubtful accounts                103               --               --               96
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                       -------          -------          -------          -------
                                                                        23,097           57,090            8,499           30,031
                                                                       =======          =======          =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               33
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                       38             (208)             351               39
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                       -------          -------          -------          -------
Total liabilities                                                           38             (208)             351               72
                                                                       -------          -------          -------          -------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    23,059           57,298            8,148           29,959
                                                                       -------          -------          -------          -------
                                                                        23,097           57,090            8,499           30,031
                                                                       =======          =======          =======          =======





                                                                        MERISTAR         MERISTAR         MERISTAR        MERISTAR
                                                                         SUB 5F,          SUB 6G,          SUB 8C,        SUB 4C,
                                                                          L.P.              LLC             LLC             L.P.
                                                                        --------         --------         --------        ---------
ASSETS
Property and equipment                                                   17,410            22,578                --             --
Accumulated depreciation                                                   (198)           (5,014)               --             --
                                                                        -------           -------           -------        -------
                                                                         17,212            17,564                --             --


Assets held for sale                                                         --                --             5,530             --
Investments in affiliate                                                     --                --                --             --
Due from/to subsidiaries                                                 12,431             6,988             5,557             --
Note receivable from subsidiaries                                            --                --                --             --
Prepaid expenses and other assets                                           (63)              (12)              117             --
Accounts receivable, net of allowance for doubtful accounts                  --                --                --             --
Restricted cash                                                              --                --                --             --
Cash and cash equivalents -- unrestricted                                    --                --                --             --
                                                                        -------           -------           -------        -------
                                                                         29,580            24,540            11,204             --
                                                                        =======           =======           =======        =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                               --                --                --             --
Notes payable to MeriStar Hospitality Corporation                            --                --                --             --
Accounts payable and accrued expenses                                        97               (69)             (306)            --
Accrued interest                                                             --                --                --             --
Due to Interstate Hotels & Resorts                                           --                --                --             --
Other liabilities                                                            --                --                --             --
                                                                        -------           -------           -------        -------
Total liabilities                                                            97               (69)             (306)            --
                                                                        -------           -------           -------        -------



Minority interests                                                           --                --                --             --
Redeemable OP units at redemption value                                      --                --                --             --
Partners' capital -- Common OP Units                                     29,483            24,609            11,510             --
                                                                        -------           -------           -------        -------
                                                                         29,580            24,540            11,204             --
                                                                        =======           =======           =======        =======


 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)

                                                                      MERISTAR         MERISTAR         MERISTAR          MERISTAR
                                                                       SUB 4H,          SUB 7E,          SUB 3D,           SUB 1A,
                                                                         L.P.             LLC              LLC               LLC
                                                                      --------         --------        ---------         ---------
ASSETS
Property and equipment                                                   4,929           18,569           22,682           11,514
Accumulated depreciation                                                  (130)          (3,323)          (7,036)          (2,928)
                                                                       -------          -------          -------          -------
                                                                         4,799           15,246           15,646            8,586


Assets held for sale                                                        --               --               --               --
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                  (791)           6,367            8,459            7,330
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                           (8)              (8)             (16)             (56)
Accounts receivable, net of allowance for doubtful accounts                 --               --               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                       -------          -------          -------          -------
                                                                         4,000           21,605           24,089           15,860
                                                                       =======          =======          =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                      178               74               30              (17)
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                       -------          -------          -------          -------
Total liabilities                                                          178               74               30              (17)
                                                                       -------          -------          -------          -------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                     3,822           21,531           24,059           15,877
                                                                       -------          -------          -------          -------
                                                                         4,000           21,605           24,089           15,860
                                                                       =======          =======          =======          =======




                                                                      MERISTAR SUB     MERISTAR         MERISTAR         MERISTAR
                                                                       7A JOINT         SUB 2B,         SUB 3A,          SUB 4A,
                                                                        VENTURE           LLC              LLC              LLC
                                                                      ------------     --------         --------         ---------
ASSETS
Property and equipment                                                   5,881               --            3,197               --
Accumulated depreciation                                                  (121)              --              (51)              --
                                                                       -------          -------          -------          -------
                                                                         5,760               --            3,146               --


Assets held for sale                                                        --               --               --            3,301
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                 5,021           (7,036)           1,904            4,573
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                            1               --                1               (9)
Accounts receivable, net of allowance for doubtful accounts                 --            2,345               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                       -------          -------          -------          -------
                                                                        10,782           (4,691)           5,051            7,865
                                                                       =======          =======          =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                      150               (8)             161              342
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                       -------          -------          -------          -------
Total liabilities                                                          150               (8)             161              342
                                                                       -------          -------          -------          -------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    10,632           (4,683)           4,890            7,523
                                                                       -------          -------          -------          -------
                                                                        10,782           (4,691)           5,051            7,865
                                                                       =======          =======          =======          =======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)

                                                                        MERISTAR        MERISTAR        MERISTAR          MDV
                                                                         SUB 4D,         SUB 2A,         SUB 6L,        LIMITED
                                                                           LLC             LLC            LLC         PARTNERSHIP
                                                                        --------        --------        --------      -----------
ASSETS
Property and equipment                                                       --               --               --           3,850
Accumulated depreciation                                                     --               --               --            (686)
                                                                        -------          -------          -------         -------
                                                                             --               --               --           3,164


Assets held for sale                                                         --               --           12,395              --
Investments in affiliate                                                     --               --               --              --
Due from/to subsidiaries                                                  2,930           (9,934)           6,238           2,538
Note receivable from subsidiaries                                            --               --               --              --
Prepaid expenses and other assets                                             3               --               15              (4)
Accounts receivable, net of allowance for doubtful accounts                  --            2,002               --              --
Restricted cash                                                              --               --               --              --
Cash and cash equivalents -- unrestricted                                    --               --               --              --
                                                                        -------          -------          -------         -------
                                                                          2,933           (7,932)          18,648           5,698
                                                                        =======          =======          =======         =======

LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                               --               --               --              --
Notes payable to MeriStar Hospitality Corporation                            --               --               --              --
Accounts payable and accrued expenses                                        --               (8)              25              96
Accrued interest                                                             --               --               --              --
Due to Interstate Hotels & Resorts                                           --               --               --              --
Other liabilities                                                            --               --               --              --
                                                                        -------          -------          -------         -------
Total liabilities                                                            --               (8)              25              96
                                                                        -------          -------          -------         -------



Minority interests                                                           --               --               --              --
Redeemable OP units at redemption value                                      --               --               --              --
Partners' capital -- Common OP Units                                      2,933           (7,924)          18,623           5,602
                                                                        -------          -------          -------         -------
                                                                          2,933           (7,932)          18,648           5,698
                                                                        =======          =======          =======         =======







                                                                        MERISTAR      MERISTAR         MERISTAR          MERISTAR
                                                                        SUB 5C,        SUB 6J,          SUB 1D,           SUB 7B,
                                                                          LLC           LLC              L.P.              L.P.
                                                                        --------      --------         --------          ---------
ASSETS
Property and equipment                                                       --          19,530           68,709            4,806
Accumulated depreciation                                                     --          (3,776)         (12,036)            (156)
                                                                        -------         -------          -------          -------
                                                                             --          15,754           56,673            4,650


Assets held for sale                                                         --              --               --               --
Investments in affiliate                                                     --              --               --               --
Due from/to subsidiaries                                                  5,088           7,636           19,511           (3,011)
Note receivable from subsidiaries                                            --              --               --               --
Prepaid expenses and other assets                                            --              23             (209)               1
Accounts receivable, net of allowance for doubtful accounts                  --              --               --               --
Restricted cash                                                              --              --               --               --
Cash and cash equivalents -- unrestricted                                    --              --               --               --
                                                                        -------         -------          -------          -------
                                                                          5,088          23,413           75,975            1,640
                                                                        =======         =======          =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                               --              --               --               --
Notes payable to MeriStar Hospitality Corporation                            --              --               --               --
Accounts payable and accrued expenses                                        --            (216)             (91)           1,080
Accrued interest                                                             --              --               --               --
Due to Interstate Hotels & Resorts                                           --              --               --               --
Other liabilities                                                            --              --               --               --
                                                                        -------         -------          -------          -------
Total liabilities                                                            --            (216)             (91)           1,080
                                                                        -------         -------          -------          -------



Minority interests                                                           --              --               --               --
Redeemable OP units at redemption value                                      --              --               --               --
Partners' capital -- Common OP Units                                      5,088          23,629           76,066              560
                                                                        -------         -------          -------          -------
                                                                          5,088          23,413           75,975            1,640
                                                                        =======         =======          =======          =======


 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)






                                                                        MERISTAR      MERISTAR          MERISTAR        MERISTAR
                                                                         SUB 7D,       SUB 7G,           SUB 6B,         SUB 4I,
                                                                          LLC            LLC               LLC             L.P.
                                                                       ---------     ---------          --------        --------
ASSETS
Property and equipment                                                  52,417            1,901           10,802               --
Accumulated depreciation                                                (9,771)              --           (2,188)              --
                                                                       -------          -------          -------          -------
                                                                        42,646            1,901            8,614               --

Assets held for sale                                                        --               --               --               --
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                25,422              365            3,137            1,609
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                          192               --               (5)              --
Accounts receivable, net of allowance for doubtful accounts              1,326               --               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                       -------          -------          -------          -------
                                                                        69,586            2,266           11,746            1,609
                                                                       =======          =======          =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                    4,169               (6)            (107)             (61)
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                        (200)              --               --               --
Other liabilities                                                           --               --               --               --
                                                                       -------          -------          -------          -------
Total liabilities                                                        3,969               (6)            (107)             (61)
                                                                       -------          -------          -------          -------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    65,617            2,272           11,853            1,670
                                                                       -------          -------          -------          -------
                                                                        69,586            2,266           11,746            1,609
                                                                       =======          =======          =======          =======





                                                                        MERISTAR        MERISTAR        MERISTAR            AGH
                                                                         SUB 5D,         SUB 5H,         SUB 7H,           PSS I,
                                                                          LLC              LLC             LLC              INC.
                                                                       ---------       ---------       ---------          -------
ASSETS
Property and equipment                                                   42,105               --               --              --
Accumulated depreciation                                                 (8,102)              --               --              --
                                                                        -------          -------          -------         -------
                                                                         34,003               --               --              --

Assets held for sale                                                        --               --               --              --
Investments in affiliate                                                51,368               --               --              --
Due from/to subsidiaries                                                (6,600)          36,579            9,567          25,579
Note receivable from subsidiaries                                           --               --               --              --
Prepaid expenses and other assets                                          (17)               1               --               1
Accounts receivable, net of allowance for doubtful accounts                 --               46               43              --
Restricted cash                                                             --               --               --              --
Cash and cash equivalents -- unrestricted                                   --               --               --              --
                                                                       -------          -------          -------         -------
                                                                        78,754           36,626            9,610          25,580
                                                                       =======          =======          =======         =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                          24,000               --               --              --
Notes payable to MeriStar Hospitality Corporation                           --               --               --              --
Accounts payable and accrued expenses                                       12               (2)              --              --
Accrued interest                                                            --               --               --              --
                                                                            --               --               --              --
Other liabilities                                                           --               --               --              --
                                                                       -------          -------          -------         -------
Total liabilities                                                       24,012               (2)              --              --
                                                                       -------          -------          -------         -------

Minority interests                                                          --               --               --              --
Redeemable OP units at redemption value                                     --               --               --              --
Partners' capital -- Common OP Units                                    54,742           36,628            9,610          25,580
                                                                       -------          -------          -------         -------
                                                                        78,754           36,626            9,610          25,580
                                                                       =======          =======          =======         =======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)



                                                                      MERISTAR         MERISTAR         MERISTAR         MERISTAR
                                                                       SUB 2D,          SUB 4F,          SUB 5K,          SUB 5M,
                                                                         LLC              L.P.             LLC              LLC
                                                                      --------         --------         --------         --------
ASSETS
Property and equipment                                                      --           32,615           28,386           22,056
Accumulated depreciation                                                    --           (5,809)          (5,206)          (2,355)
                                                                       -------          -------          -------          -------
                                                                            --           26,806           23,180           19,701

Assets held for sale                                                        --               --               --               --
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                (6,223)           5,237             (365)           7,852
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                           --               13              (74)             (48)
Accounts receivable, net of allowance for doubtful accounts              1,166               --               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                       -------          -------          -------          -------
                                                                        (5,057)          32,056           22,741           27,505
                                                                       =======          =======          =======          =======



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                       (1)             370            3,028               --
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                       -------          -------          -------          -------
Total liabilities                                                           (1)             370            3,028               --
                                                                       -------          -------          -------          -------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    (5,056)          31,686           19,713           27,505
                                                                       -------          -------          -------          -------
                                                                        (5,057)          32,056           22,741           27,505
                                                                       =======          =======          =======          =======






                                                                       MERISTAR      MERISTAR          MERISTAR          MERISTAR
                                                                        SUB 1E,       SUB 5O,           SUB 4B,           SUB 2C,
                                                                          L.P.          LLC               L.P.              LLC
                                                                       --------      --------          --------          --------
ASSETS
Property and equipment                                                      --            8,741               --               --
Accumulated depreciation                                                    --           (1,144)              --               --
                                                                       -------          -------          -------          -------
                                                                            --            7,597               --               --

Assets held for sale                                                        --               --            7,158            9,415
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                24,172            3,077           (4,789)           5,673
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                           (1)             (15)              (4)            (240)
Accounts receivable, net of allowance for doubtful accounts                198               --               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                       -------          -------          -------          -------
                                                                        24,369           10,659            2,365           14,848
                                                                       =======          =======          =======          =======


LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --           19,731
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                       14               (8)             410              257
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                       -------          -------          -------          -------
Total liabilities                                                           14               (8)             410           19,988
                                                                       -------          -------          -------          -------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    24,355           10,667            1,955           (5,140)
                                                                       -------          -------          -------          -------
                                                                        24,369           10,659            2,365           14,848
                                                                       =======          =======          =======          =======



 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)



                                                                       MERISTAR        MERISTAR          MERISTAR          MERISTAR
                                                                        SUB 4G,         SUB 3B,           SUB 5G,           SUB 5P,
                                                                         L.P.            LLC               L.P.               LLC
                                                                       --------        --------          ---------        ---------
ASSETS
Property and equipment                                                   9,086               --          164,273               39
Accumulated depreciation                                                    --               --          (30,502)             (23)
                                                                       -------         --------         --------         --------
                                                                         9,086               --          133,771               16

Assets held for sale                                                        --               --               --               --
Investments in affiliate                                                    --               --               --               --
Due from/to subsidiaries                                                 8,806            9,336           42,679            3,088
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                          (89)              (3)            (255)              (4)
Accounts receivable, net of allowance for doubtful accounts                 --               --               --               38
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                      --------         --------         --------         --------
                                                                        17,803            9,333          176,195            3,138
                                                                      ========         ========         ========         ========



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --               --               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                      488               --              775               --
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                      --------         --------         --------         --------
Total liabilities                                                          488               --              775               --
                                                                      --------         --------         --------         --------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                    17,315            9,333          175,420            3,138
                                                                      --------         --------         --------         --------
                                                                        17,803            9,333          176,195            3,138
                                                                      ========         ========         ========         ========




                                                                      MERISTAR         MERISTAR          MERISTAR       MERISTAR
                                                                       SUB 5J,          SUB 5Q,           SUB 5A,        SUB 8D,
                                                                         LLC              LLC              LLC             LLC
                                                                      --------         --------          --------       --------
ASSETS
Property and equipment                                                 110,406           16,737           35,707               --
Accumulated depreciation                                               (16,816)          (2,269)         (10,686)              --
                                                                      --------         --------         --------         --------
                                                                        93,590           14,468           25,021               --

Assets held for sale                                                        --               --               --            9,097
Investments in affiliate                                                    --               --            4,627               --
Due from/to subsidiaries                                                21,963            4,637            6,562            8,303
Note receivable from subsidiaries                                           --               --               --               --
Prepaid expenses and other assets                                         (370)             (53)             (29)              14
Accounts receivable, net of allowance for doubtful accounts                 --               --               --               --
Restricted cash                                                             --               --               --               --
Cash and cash equivalents -- unrestricted                                   --               --               --               --
                                                                      --------         --------         --------         --------
                                                                       115,183           19,052           36,181           17,414
                                                                      ========         ========         ========         ========



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                              --               --           23,609               --
Notes payable to MeriStar Hospitality Corporation                           --               --               --               --
Accounts payable and accrued expenses                                      131             (189)            (195)            (183)
Accrued interest                                                            --               --               --               --
Due to Interstate Hotels & Resorts                                          --               --               --               --
Other liabilities                                                           --               --               --               --
                                                                      --------         --------         --------         --------
Total liabilities                                                          131             (189)          23,414             (183)
                                                                      --------         --------         --------         --------



Minority interests                                                          --               --               --               --
Redeemable OP units at redemption value                                     --               --               --               --
Partners' capital -- Common OP Units                                   115,052           19,241           12,767           17,597
                                                                      --------         --------         --------         --------
                                                                       115,183           19,052           36,181           17,414
                                                                      ========         ========         ========         ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONDENSED CONSOLIDATING BALANCE SHEET
 DECEMBER 31, 2003
 (DOLLARS IN THOUSANDS)



                                                                       MERISTAR          MERISTAR        GUARANTOR
                                                                        SUB 4J,        HOTEL LESSEE,    SUBSIDIARIES
                                                                          LLC              INC.             TOTAL      ELIMINATIONS
                                                                     -----------      --------------   -------------   ------------
ASSETS
Property and equipment                                                   38,463            3,146        1,055,333               --
Accumulated depreciation                                                 (7,127)          (3,284)        (186,722)              --
                                                                     ----------       ----------       ----------       ----------
                                                                         31,336             (138)         868,611               --



Assets held for sale                                                         --               --           46,896               --
Investments in affiliate                                                     --            1,629           60,760       (2,262,601)
Due from/to subsidiaries                                                  7,469             (189)         440,421               --
Note receivable from subsidiaries                                            --               --               --         (120,855)
Prepaid expenses and other assets                                           (19)          15,471           13,987               --
Accounts receivable, net of allowance for doubtful accounts                 (13)          38,183           45,533               --
Restricted cash                                                              --               --              115               --
Cash and cash equivalents -- unrestricted                                    --           12,230           12,230               --
                                                                     ----------       ----------       ----------       ----------
                                                                         38,773           67,186        1,488,553       (2,383,456)
                                                                     ==========       ==========       ==========       ==========



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                               --           81,027          148,400         (120,855)
Notes payable to MeriStar Hospitality Corporation                            --               --               --               --
Accounts payable and accrued expenses                                        81           45,862           59,691               --
Accrued interest                                                             --              778              778               --
Due to Interstate Hotels & Resorts                                           --            9,688            9,488               --
Other liabilities                                                            --            9,599            9,599               --
                                                                     ----------       ----------       ----------       ----------
                                                                             81          146,954          227,956         (120,855)
                                                                     ----------       ----------       ----------       ----------

Minority interests                                                           --               --               --               --
Redeemable OP units at redemption value                                      --               --               --               --
Partners' capital -- Common OP Units                                     38,692          (79,768)       1,260,597       (2,262,601)
                                                                     ----------       ----------       ----------       ----------
                                                                         38,773           67,186        1,488,553       (2,383,456)
                                                                     ==========       ==========       ==========       ==========




                                                                               TOTAL
                                                                            CONSOLIDATED
                                                                            ------------
ASSETS
Property and equipment                                                        2,481,752
Accumulated depreciation                                                       (446,032)
                                                                            -----------
                                                                              2,035,720



Assets held for sale                                                             51,169
Investments in affiliate                                                         15,000
Due from/to subsidiaries                                                             --
Note receivable from subsidiaries                                                    --
Prepaid expenses and other assets                                                47,033
Accounts receivable, net of allowance for doubtful accounts                      64,709
Restricted cash                                                                  42,523
Cash and cash equivalents -- unrestricted                                       230,876
                                                                            -----------
                                                                              2,487,030
                                                                            ===========



LIABILITIES AND PARTNERS' CAPITAL
Long-term debt                                                                1,381,555
Notes payable to MeriStar Hospitality Corporation                               256,473
Accounts payable and accrued expenses                                            80,014
Accrued interest                                                                 46,813
Due to Interstate Hotels & Resorts                                               16,411
Other liabilities                                                                11,045
                                                                            -----------
                                                                              1,792,311
                                                                            -----------

Minority interests                                                                2,496
Redeemable OP units at redemption value                                          35,926
Partners' capital -- Common OP Units                                            656,297
                                                                            -----------
                                                                              2,487,030
                                                                            ===========


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2004
(DOLLARS IN THOUSANDS)



                                                      MERISTAR        NON-         MERISTAR         AGH       MERISTAR
                                                     HOSPITALITY   GUARANTOR        SUB 7C,       UPREIT,      SUB 5N,
                                                      OP, L.P.    SUBSIDIARIES        LLC           LLC          LLC
                                                    ----------    ------------     ----------   ----------   ------------
Revenue:
Hotel operations:
             Rooms                                          --             --             --            --            --
             Food and beverage                              --             --             --            --            --
             Other hotel operations                         --             --             --            --            --
       Office rental parking and other revenue           1,604            634             --            --            --
       Participating lease revenue                          --         33,982             --            --           308
                                                    ----------     ----------     ----------    ----------    ----------
Total revenue                                            1,604         34,616             --            --           308
                                                    ----------     ----------     ----------    ----------    ----------
Hotel operating expenses:
             Rooms                                          --             --             --            --            --
             Food and beverage                              --             --             --            --            --
             Other operating departments                    --             --             --            --            --
Office rental, parking and other expenses                   --            290             --            --            --
Other operating expenses:
             General and administrative                  3,831             --             --            --            --
             Property operating costs                       --             --             --            --            --
             Depreciation and amortization               3,377         12,657             --            --            34
             Property taxes, insurance and other            --          5,338             --            --            28
             Loss on asset impairments                      --             --             --            --            --
                                                    ----------     ----------     ----------    ----------    ----------
 Total operating expenses                                7,208         18,285             --            --            62
                                                    ----------     ----------     ----------    ----------    ----------
 Operating (loss) income                                (5,604)        16,331             --            --           246
                                                    ----------     ----------     ----------    ----------    ----------

 Minority interest                                           4             --             --            --            --
 Interest expense, net                                 (23,430)        (8,293)            --            --            --
 Loss on early extinguishments of debt                  (5,923)            --             --            --            --
 Equity in income from consolidated entities            (6,866)            --             --            --            --
                                                    ----------     ----------     ----------    ----------    ----------

 (Loss) income before income taxes and
   discontinued operations                             (41,819)         8,038             --            --           246
 Income tax benefit                                        323             --             --            --            --
                                                    ----------     ----------     ----------    ----------    ----------

 (Loss) income before discontinued operations          (41,496)         8,038             --            --           246

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                          477           (447)            --            --            --
     Income tax benefit                                    132             --             --            --            --
                                                    ----------     ----------     ----------    ----------    ----------
 Income (loss) on discontinued operations                  609           (447)            --            --            --
                                                    ----------     ----------     ----------    ----------    ----------
 Net (loss) income                                     (40,887)         7,591             --            --           246
                                                    ==========     ==========     ==========    ==========    ==========




                                                                   MERISTAR       MERISTAR      MERISTAR      MERISTAR
                                                                    SUB 8A,       SUB 8F,        SUB 8G,       SUB 6H,
                                                                     LLC            L.P.          LLC           L.P.
                                                                   ----------    ----------    ----------    ----------
Revenue:
Hotel operations:
             Rooms                                                         --            --            --            --
             Food and beverage                                             --            --            --            --
             Other hotel operations                                        --            --            --            --
       Office rental parking and other revenue                             --            --            --            --
       Participating lease revenue                                         --           601            --           302
                                                                   ----------    ----------    ----------    ----------

Total revenue                                                              --           601            --           302
                                                                   ----------    ----------    ----------    ----------
Hotel operating expenses:
             Rooms                                                         --            --            --            --
             Food and beverage                                             --            --            --            --
             Other operating departments                                   --            --            --            --
Office rental, parking and other expenses                                  --            --            --            --
Other operating expenses:
             General and administrative                                    --            --            --            --
             Property operating costs                                      --            --            --            --
             Depreciation and amortization                                 --           164            --           157
             Property taxes, insurance and other                           --           123            --            24
             Loss on asset impairments                                     --            --            --            --
                                                                   ----------    ----------    ----------    ----------
 Total operating expenses                                                  --           287            --           181
                                                                   ----------    ----------    ----------    ----------
 Operating (loss) income                                                   --           314            --           121
                                                                   ----------    ----------    ----------    ----------

 Minority interest                                                         --            --            --            --
 Interest expense, net                                                     --            --            --            --
 Loss on early extinguishments of debt                                     --            --            --            --
 Equity in income from consolidated entities                               --            --            --            --
                                                                   ----------    ----------    ----------    ----------


 (Loss) income before income taxes and
   discontinued operations                                                 --           314            --           121
 Income tax benefit                                                        --            --            --            --
                                                                   ----------    ----------    ----------    ----------

 (Loss) income before discontinued operations                              --           314            --           121

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                          --            --            --            --
     Income tax benefit                                                    --            --            --            --
                                                                   ----------    ----------    ----------    ----------
 Income (loss) on discontinued operations                                  --            --            --            --
                                                                   ----------    ----------    ----------    ----------
 Net (loss) income                                                         --           314            --           121
                                                                   ==========    ==========    ==========    ==========



                                                                    MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                                     SUB 8B,       SUB 1C,        SUB 8E,       SUB 7F,
                                                                       LLC          L.P.           LLC            LLC
                                                                   ----------    ----------     ----------    ----------

Revenue:
Hotel operations:
             Rooms                                                         --            --             --            --
             Food and beverage                                             --            --             --            --
             Other hotel operations                                        --            --             --            --
       Office rental parking and other revenue                             --            --              9            --
       Participating lease revenue                                      1,864           422            371           245
                                                                   ----------    ----------     ----------    ----------
Total revenue                                                           1,864           422            380           245
                                                                   ----------    ----------     ----------    ----------
Hotel operating expenses:
             Rooms                                                         --            --             --            --
             Food and beverage                                             --            --             --            --
             Other operating departments                                   --            --             --            --
Office rental, parking and other expenses                                  --            --             --             -
Other operating expenses:
             General and administrative                                    --            --             --            --
             Property operating costs                                      --            --             --            --
             Depreciation and amortization                                595           356            149            97
             Property taxes, insurance and other                          306           210             62            29
             Loss on asset impairments                                     --            --             --            --
                                                                   ----------    ----------     ----------    ----------
 Total operating expenses                                                 901           566            211           126
                                                                   ----------    ----------     ----------    ----------
 Operating (loss) income                                                  963          (144)           169           119
                                                                   ----------    ----------     ----------    ----------

 Minority interest                                                         --            --             --            --
 Interest expense, net                                                     --            --             --            --
 Loss on early extinguishments of debt                                     --            --             --            --
 Equity in income from consolidated entities                               --            --             --            --
                                                                   ----------    ----------     ----------    ----------
 (Loss) income before income taxes and
   discontinued operations                                                963          (144)           169           119
 Income tax benefit                                                        --            --             --            --
                                                                   ----------    ----------     ----------    ----------

 (Loss) income before discontinued operations                             963          (144)           169           119

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                          --            --             --            --
     Income tax benefit                                                    --            --             --            --
                                                                   ----------    ----------     ----------    ----------
 Income (loss) on discontinued operations                                  --            --             --            --
                                                                   ----------    ----------     ----------    ----------
 Net (loss) income                                                        963          (144)           169           119
                                                                   ==========    ==========     ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2004
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 5L,      SUB 3C,      SUB 5R,      SUB 6D,      SUB 6E,
                                                                      LLC          LLC          LLC          LLC           LLC
                                                                  -----------  -----------  -----------  -----------  -----------
Revenue:
Hotel operations:
             Rooms                                                         --           --           --           --           --
             Food and beverage                                             --           --           --           --           --
             Other hotel operations                                        --           --           --           --           --
       Office rental parking and other revenue                             --            1           --           49           --
       Participating lease revenue                                        377          583           --          432        1,413
                                                                  -----------  -----------  -----------  -----------  -----------
Total revenue                                                             377          584           --          481        1,413
                                                                  -----------  -----------  -----------  -----------  -----------
Hotel operating expenses:
             Rooms                                                         --           --           --           --           --
             Food and beverage                                             --           --           --           --           --
             Other operating departments                                   --           --           --           --           --
Office rental, parking and other expenses                                  --           --           --           --           --
Other operating expenses:
             General and administrative                                    --           --           --           --           --
             Property operating costs                                      --           --           --           --           --
             Depreciation and amortization                                 38          178           --          137          410
             Property taxes, insurance and other                           40          109           --           78          153
             Loss on asset impairments                                     --           --           --           --           --
                                                                  -----------  -----------  -----------  -----------  -----------
 Total operating expenses                                                  78          287           --          215          563
                                                                  -----------  -----------  -----------  -----------  -----------
 Operating (loss) income                                                  299          297           --          266          850
                                                                  -----------  -----------  -----------  -----------  -----------

 Minority interest                                                         --           --           --           --           --
 Interest expense, net                                                     --           --           --           --           --
 Loss on early extinguishments of debt                                     --           --           --           --           --
 Equity in income from consolidated entities                               --           --           --           --           --
                                                                  -----------  -----------  -----------  -----------  -----------

 (Loss) income before income taxes and
   discontinued operations                                                299          297           --          266          850
 Income tax benefit                                                        --           --           --           --           --
                                                                  -----------  -----------  -----------  -----------  -----------

 (Loss) income before discontinued operations                             299          297           --          266          850

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                          --           --           --           --           --
     Income tax benefit                                                    --           --           --           --           --
                                                                  -----------  -----------  -----------  -----------  -----------
 Income (loss) on discontinued operations                                  --           --           --           --           --
                                                                  -----------  -----------  -----------  -----------  -----------
 Net (loss) income                                                        299          297           --          266          850
                                                                   ==========   ==========   ==========   ==========   ==========



                                                                    MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                    SUB 4E,       SUB 1B,        SUB 5F,      SUB 6G,
                                                                      L.P.          LLC           L.P.         LLC
                                                                  -----------   -----------   -----------   -----------
Revenue:
Hotel operations:
             Rooms                                                         --            --            --            --
             Food and beverage                                             --            --            --            --
             Other hotel operations                                        --            --            --            --
       Office rental parking and other revenue                              1            --            --            --
       Participating lease revenue                                        360           604           692           829
                                                                  -----------   -----------   -----------   -----------
Total revenue                                                             361           604           692           829
                                                                  -----------   -----------   -----------   -----------
Hotel operating expenses:
             Rooms                                                         --            --            --            --
             Food and beverage                                             --            --            --            --
             Other operating departments                                   --            --            --            --
Office rental, parking and other expenses                                  --            --            --            --
Other operating expenses:
             General and administrative                                    --            --            --            --
             Property operating costs                                      --            --            --            --
             Depreciation and amortization                                 76           128           196           209
             Property taxes, insurance and other                          120            47            98           105
             Loss on asset impairments                                     --            --            --            --
                                                                  -----------   -----------   -----------   -----------
 Total operating expenses                                                 196           175           294           314
                                                                  -----------   -----------   -----------   -----------
 Operating (loss) income                                                  165           429           398           515
                                                                  -----------   -----------   -----------   -----------

 Minority interest                                                         --            --            --            --
 Interest expense, net                                                     --            --            --            --
 Loss on early extinguishments of debt                                     --            --            --            --
 Equity in income from consolidated entities                               --            --            --            --
                                                                  -----------   -----------   -----------   -----------

 (Loss) income before income taxes and
   discontinued operations                                                165           429           398           515
 Income tax benefit                                                        --            --            --            --
                                                                  -----------   -----------   -----------   -----------


 (Loss) income before discontinued operations                             165           429           398           515

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                          --            --            --            --
     Income tax benefit                                                    --            --            --            --
                                                                  -----------   -----------   -----------   -----------
 Income (loss) on discontinued operations                                  --            --            --            --
                                                                  -----------   -----------   -----------   -----------
 Net (loss) income                                                        165           429           398           515
                                                                   ==========    ==========    ==========    ==========



                                                                    MERISTAR      MERISTAR      MERISTAR      MERISTAR
                                                                    SUB 8C,        SUB 4C,       SUB 4H,       SUB 7E,
                                                                      LLC           L.P.          L.P.           LLC
                                                                  -----------   -----------   -----------   -----------
Revenue:
Hotel operations:
             Rooms                                                         --            --            --            --
             Food and beverage                                             --            --            --            --
             Other hotel operations                                        --            --            --            --
       Office rental parking and other revenue                             --            --            --             1
       Participating lease revenue                                         --            --            --           345
                                                                  -----------   -----------   -----------   -----------
Total revenue                                                              --            --            --           346
                                                                  -----------   -----------   -----------   -----------
Hotel operating expenses:
             Rooms                                                         --            --            --            --
             Food and beverage                                             --            --            --            --
             Other operating departments                                   --            --            --            --
Office rental, parking and other expenses                                  --            --            --            --
Other operating expenses:
             General and administrative                                    --            --            --            --
             Property operating costs                                      --            --            --            --
             Depreciation and amortization                                 --            --            --           152
             Property taxes, insurance and other                           --            --            --            52
             Loss on asset impairments                                     --            --            --            --
                                                                  -----------   -----------   -----------   -----------
 Total operating expenses                                                  --            --            --           204
                                                                  -----------   -----------   -----------   -----------
 Operating (loss) income                                                   --            --            --           142
                                                                  -----------   -----------   -----------   -----------

 Minority interest                                                         --            --            --            --
 Interest expense, net                                                     --            --            --            --
 Loss on early extinguishments of debt                                     --            --            --            --
 Equity in income from consolidated entities                               --            --            --            --
                                                                  -----------   -----------   -----------   -----------

 (Loss) income before income taxes and
   discontinued operations                                                 --            --            --           142
 Income tax benefit                                                        --            --            --            --
                                                                  -----------   -----------   -----------   -----------

 (Loss) income before discontinued operations                              --            --            --           142

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                        (203)           --          (403)           --
     Income tax benefit                                                    --            --            --            --
                                                                  -----------   -----------   -----------   -----------
 Income (loss) on discontinued operations                                (203)           --          (403)           --
                                                                  -----------   -----------   -----------   -----------
 Net (loss) income                                                       (203)           --          (403)          142
                                                                  ===========    ==========    ==========    ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2004
(DOLLARS IN THOUSANDS)



                                                                                            MERISTAR
                                                               MERISTAR      MERISTAR        SUB 7A         MERISTAR     MERISTAR
                                                                SUB 3D,       SUB 1A,        JOINT           SUB 2B,      SUB 3A,
                                                                  LLC           LLC         VENTURE            LLC          LLC
                                                              ----------    ----------     ----------     ----------    ----------
Revenue:
Hotel operations:
             Rooms                                                    --            --             --             --            --
             Food and beverage                                        --            --             --             --            --
             Other hotel operations                                   --            --             --             --            --
       Office rental parking and other revenue                        --            --             --             --            --
       Participating lease revenue                                   376           422            270             --            --
                                                              ----------    ----------     ----------     ----------    ----------
Total revenue                                                        376           422            270             --            --
                                                              ----------    ----------     ----------     ----------    ----------
Hotel operating expenses:
             Rooms                                                    --            --             --             --            --
             Food and beverage                                        --            --             --             --            --
             Other operating departments                              --            --             --             --            --
Office rental, parking and other expenses                             --            --             --             --            --
Other operating expenses:
             General and administrative                               --            34             --             --            --
             Property operating costs                                 --            --             --             --            --
             Depreciation and amortization                           192           113             61             --            --
             Property taxes, insurance and other                      65           108             64             --            --
             Loss on asset impairments                                --           184            809             --            --
                                                              ----------    ----------     ----------     ----------    ----------
 Total operating expenses                                            257           439            934             --            --
                                                              ----------    ----------     ----------     ----------    ----------

 Operating (loss) income                                             119           (17)          (664)            --            --
                                                              ----------    ----------     ----------     ----------    ----------

 Minority interest                                                    --            --             --             --            --
 Interest expense, net                                                --            --             --             --            --
 Loss on early extinguishments of debt                                --            --             --             --            --
 Equity in income from consolidated entities                          --            --             --             --            --
                                                              ----------    ----------     ----------     ----------    ----------

 (Loss) income before income taxes and
   discontinued operations                                           119           (17)          (664)            --            --
 Income tax benefit                                                   --            --             --             --            --
                                                              ----------    ----------     ----------     ----------    ----------
 (Loss) income before discontinued operations                        119           (17)          (664)            --            --

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                     --            --             --             --            89
     Income tax benefit                                               --            --             --             --            --
                                                              ----------    ----------     ----------     ----------    ----------
 Income (loss) on discontinued operations                             --            --             --             --            89
 Net (loss) income                                                   119           (17)          (664)            --            89
                                                              ==========    ==========     ==========     ==========    ==========





                                                               MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                SUB 4A,        SUB 4D,       SUB 2A,      SUB 6L,
                                                                  LLC            LLC          LLC           LLC
                                                              ----------    ----------    ----------    ----------
Revenue:
Hotel operations:
             Rooms                                                    --            --            --            --
             Food and beverage                                        --            --            --            --
             Other hotel operations                                   --            --            --            --
       Office rental parking and other revenue                        --            --            --            --
       Participating lease revenue                                    --            --            --            --
                                                              ----------    ----------    ----------    ----------
Total revenue                                                         --            --            --            --
                                                              ----------    ----------    ----------    ----------
Hotel operating expenses:
             Rooms                                                    --            --            --            --
             Food and beverage                                        --            --            --            --
             Other operating departments                              --            --            --            --
Office rental, parking and other expenses                             --            --            --            --
Other operating expenses:
             General and administrative                               --            --            --            --
             Property operating costs                                 --            --            --            --
             Depreciation and amortization                            --            --            --            --
             Property taxes, insurance and other                      --            --            --            --
             Loss on asset impairments                                --            --            --            --
                                                              ----------    ----------    ----------    ----------
 Total operating expenses                                             --            --            --            --
                                                              ----------    ----------    ----------    ----------

 Operating (loss) income                                              --            --            --            --
                                                              ----------    ----------    ----------    ----------

 Minority interest                                                    --            --            --            --
 Interest expense, net                                                --            --            --            --
 Loss on early extinguishments of debt                                --            --            --            --
 Equity in income from consolidated entities                          --            --            --            --
                                                              ----------    ----------    ----------    ----------

 (Loss) income before income taxes and
   discontinued operations                                            --            --            --            --
 Income tax benefit                                                   --            --            --            --
                                                              ----------    ----------    ----------    ----------

 (Loss) income before discontinued operations                         --            --            --            --

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                     96            --            --         1,852
     Income tax benefit                                               --            --            --            --
                                                              ----------    ----------    ----------    ----------
 Income (loss) on discontinued operations                             96            --            --         1,852
                                                              ----------    ----------    ----------    ----------
 Net (loss) income                                                    96            --            --         1,852
                                                              ==========    ==========    ==========    ==========


                                                                 MDV         MERISTAR      MERISTAR     MERISTAR
                                                               LIMITED        SUB 5C,       SUB 6J,      SUB 1D,
                                                             PARTNERSHIP       LLC           LLC          L.P.
                                                             -----------    ----------    ----------    ----------
Revenue:
Hotel operations:
             Rooms                                                    --             --           --             --
             Food and beverage                                        --             --           --             --
             Other hotel operations                                   --             --           --             --
       Office rental parking and other revenue                        --             --           --             85
       Participating lease revenue                                   130             --          496          1,389
                                                              ----------     ----------   ----------     ----------

Total revenue                                                        130             --          496          1,474
                                                              ----------     ----------   ----------     ----------

Hotel operating expenses:
             Rooms                                                    --             --           --             --
             Food and beverage                                        --             --           --             --
             Other operating departments                              --             --           --             --
Office rental, parking and other expenses                             --             --           --             28
Other operating expenses:
             General and administrative                               --             --           --             --
             Property operating costs                                 --             --           --             --
             Depreciation and amortization                            23             --          141            569
             Property taxes, insurance and other                      29             --           75            418
             Loss on asset impairments                                --             --           --             --
                                                              ----------     ----------   ----------     ----------
 Total operating expenses                                             52             --          216          1,015
                                                              ----------     ----------   ----------     ----------

 Operating (loss) income                                              78             --          280            459
                                                              ----------     ----------   ----------     ----------

 Minority interest                                                    --             --           --             --
 Interest expense, net                                                --             --           --             --
 Loss on early extinguishments of debt                                --             --           --             --
 Equity in income from consolidated entities                          --             --           --             --
                                                              ----------     ----------   ----------     ----------

 (Loss) income before income taxes and
   discontinued operations                                            78             --          280            459
 Income tax benefit                                                   --             --           --             --
                                                              ----------     ----------   ----------     ----------

 (Loss) income before discontinued operations                         78             --          280            459

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                     --             --           --             --
     Income tax benefit                                               --             --           --             --
                                                              ----------     ----------   ----------     ----------
 Income (loss) on discontinued operations                             --             --           --             --
                                                              ----------     ----------   ----------     ----------
 Net (loss) income                                                    78             --          280            459
                                                              ==========     ==========   ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2004
(DOLLARS IN THOUSANDS)


                                                               MERISTAR       MERISTAR       MERISTAR    MERISTAR      MERISTAR
                                                                SUB 7B,        SUB 7D,        SUB 7G,     SUB 6B,       SUB 4I,
                                                                 L.P.            LLC            LLC         LLC          L.P.
                                                              ----------     ----------     ----------  ----------   ----------
Revenue:
Hotel operations:
             Rooms                                                    --             --             --          --           --
             Food and beverage                                        --             --             --          --           --
             Other hotel operations                                   --             --             --          --           --
       Office rental parking and other revenue                        --            436             --          --           --
       Participating lease revenue                                    --          1,461             --         237           --
                                                              ----------     ----------     ----------  ----------   ----------

Total revenue                                                         --          1,897             --         237           --
                                                              ----------     ----------     ----------  ----------   ----------

Hotel operating expenses:
             Rooms                                                    --             --             --          --           --
             Food and beverage                                        --             --             --          --           --
             Other operating departments                              --             --             --          --           --
Office rental, parking and other expenses                             --            199             --          --           --
Other operating expenses:
             General and administrative                               --             --             --          --           --
             Property operating costs                                 --             --             --          --           --
             Depreciation and amortization                            --            431             --         112           --
             Property taxes, insurance and other                      --            658             --          58           --
             Loss on asset impairments                                --             --             --          --           --
                                                              ----------     ----------     ----------  ----------   ----------
 Total operating expenses                                             --          1,288             --         170           --
                                                              ----------     ----------     ----------  ----------   ----------

 Operating (loss) income                                              --            609             --          67           --
                                                              ----------     ----------     ----------  ----------   ----------

 Minority interest                                                    --             --             --          --           --
 Interest expense, net                                                --             --             --          --           --
 Loss on early extinguishments of debt                                --             --             --          --           --
 Equity in income from consolidated entities                          --             --             --          --           --
                                                              ----------     ----------     ----------  ----------   ----------

 (Loss) income before income taxes and
   discontinued operations                                            --            609             --          67           --
 Income tax benefit                                                   --             --             --          --           --
                                                              ----------     ----------     ----------  ----------   ----------

 (Loss) income before discontinued operations                         --            609             --          67           --

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                   (284)            --             47          --           --
     Income tax benefit                                               --             --             --          --           --
                                                              ----------     ----------     ----------  ----------   ----------
 Income (loss) on discontinued operations                           (284)            --             47          --           --
                                                              ----------     ----------     ----------  ----------   ----------
 Net (loss) income                                                  (284)           609             47          67           --
                                                              ==========     ==========     ==========  ==========   ==========


                                                               MERISTAR        MERISTAR     MERISTAR       AGH PSS
                                                                SUB 5D,         SUB 5H,      SUB 7H,          I,
                                                                  LLC             LLC          LLC           INC.
                                                              ----------     ----------    ----------    ----------
Revenue:
Hotel operations:
             Rooms                                                    --             --            --            --
             Food and beverage                                        --             --            --            --
             Other hotel operations                                   --             --            --            --
       Office rental parking and other revenue                        --             --            --            --
       Participating lease revenue                                   459             --            --            --
                                                              ----------     ----------    ----------    ----------
Total revenue                                                        459             --            --            --
                                                              ----------     ----------    ----------    ----------

Hotel operating expenses:
             Rooms                                                    --             --            --            --
             Food and beverage                                        --             --            --            --
             Other operating departments                              --             --            --            --
Office rental, parking and other expenses                             --             --            --            --
Other operating expenses:
             General and administrative                               --             --            --            --
             Property operating costs                                 --             --            --            --
             Depreciation and amortization                           369             --            --            --
             Property taxes, insurance and other                      53             --            --            --
             Loss on asset impairments                                --             --            --            --
                                                              ----------     ----------    ----------    ----------
 Total operating expenses                                            422             --            --            --
                                                              ----------     ----------    ----------    ----------

 Operating (loss) income                                              37             --            --            --
                                                              ----------     ----------    ----------    ----------

 Minority interest                                                    --             --            --            --
 Interest expense, net                                              (307)            --            --            --
 Loss on early extinguishments of debt                                --             --            --            --
 Equity in income from consolidated entities                          --             --            --            --
                                                              ----------     ----------    ----------    ----------

 (Loss) income before income taxes and
   discontinued operations                                          (270)            --            --            --
 Income tax benefit                                                   --             --            --            --
                                                              ----------     ----------    ----------    ----------

 (Loss) income before discontinued operations                       (270)            --            --            --

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                     --             --            --            --
     Income tax benefit                                               --             --            --            --
                                                              ----------     ----------    ----------    ----------
 Income (loss) on discontinued operations                             --             --            --            --
                                                              ----------     ----------    ----------    ----------
 Net (loss) income                                                  (270)            --            --            --
                                                              ==========     ==========    ==========    ==========



                                                              MERISTAR      MERISTAR        MERISTAR       MERISTAR
                                                               SUB 2D,       SUB 4F,         SUB 5K,        SUB 5M,
                                                                 LLC          L.P.             LLC            LLC
                                                              ----------   ----------     ----------     ----------
Revenue:
Hotel operations:
             Rooms                                                    --           --             --             --
             Food and beverage                                        --           --             --             --
             Other hotel operations                                   --           --             --             --
       Office rental parking and other revenue                        --            4             --             --
       Participating lease revenue                                    --          492            686            569
                                                              ----------   ----------     ----------     ----------

Total revenue                                                         --          496            686            569
                                                              ----------   ----------     ----------     ----------

Hotel operating expenses:
             Rooms                                                    --           --             --             --
             Food and beverage                                        --           --             --             --
             Other operating departments                              --           --             --             --
Office rental, parking and other expenses                             --           --             --             --
Other operating expenses:
             General and administrative                               --           --             --             --
             Property operating costs                                 --           --             --             --
             Depreciation and amortization                            --          277            324            118
             Property taxes, insurance and other                      --           89             98             71
             Loss on asset impairments                                --           --             --             --
                                                              ----------   ----------     ----------     ----------
 Total operating expenses                                             --          366            422            189
                                                              ----------   ----------     ----------     ----------

 Operating (loss) income                                              --          130            264            380
                                                              ----------   ----------     ----------     ----------

 Minority interest                                                    --           --             --             --
 Interest expense, net                                                --           --             --             --
 Loss on early extinguishments of debt                                --           --             --             --
 Equity in income from consolidated entities                          --           --             --             --
                                                              ----------   ----------     ----------     ----------

 (Loss) income before income taxes and
   discontinued operations                                            --          130            264            380
 Income tax benefit                                                   --           --             --             --
                                                              ----------   ----------     ----------     ----------

 (Loss) income before discontinued operations                         --          130            264            380

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                     --           --             --             --
     Income tax benefit                                               --           --             --             --
                                                              ----------   ----------     ----------     ----------
 Income (loss) on discontinued operations                             --           --             --             --
                                                              ----------   ----------     ----------     ----------
 Net (loss) income                                                    --          130            264            380
                                                              ==========   ==========     ==========     ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2004
(DOLLARS IN THOUSANDS)




                                                         MERISTAR      MERISTAR     MERISTAR       MERISTAR       MERISTAR
                                                         SUB 1E,       SUB 5O,      SUB 4B,        SUB 2C,        SUB 4G,
                                                           L.P.           LLC         L.P.           LLC           L.P.
                                                        ----------    ----------    ----------     ----------     ----------
Revenue:
Hotel operations:
    Rooms                                                       --            --            --             --             --
    Food and beverage                                           --            --            --             --             --
    Other hotel operations                                      --            --            --             --             --
  Office rental parking and other revenue                       --            --            --             --             --
  Participating lease revenue                                   --           261            --             --            577
                                                        ----------    ----------    ----------     ----------     ----------

Total revenue                                                   --           261            --             --            577
                                                        ----------    ----------    ----------     ----------     ----------

Hotel operating expenses:
    Rooms                                                       --            --            --             --             --
    Food and beverage                                           --            --            --             --             --
    Other operating departments                                 --            --            --             --             --
  Office rental, parking and other expenses                     --            --            --             --             --
  Other operating expenses:
    General and administrative                                  --            --            --             --             --
    Property operating costs                                    --            --            --             --             --
    Depreciation and amortization                               --            57            --             --            112
    Property taxes, insurance and other                         --            27            --             --            135
    Loss on asset impairments                                   --            --            --             --            245
                                                        ----------    ----------    ----------     ----------     ----------
 Total operating expenses                                       --            84            --             --            492
                                                        ----------    ----------    ----------     ----------     ----------

 Operating (loss) income                                        --           177            --             --             85
                                                        ----------    ----------    ----------     ----------     ----------

 Minority interest                                              --            --            --             --             --
 Interest expense, net                                          --            --            --             --             --
 Loss on early extinguishments of debt                          --            --            --             --             --
 Equity in income from consolidated entities                    --            --            --             --             --
                                                        ----------    ----------    ----------     ----------     ----------

 (Loss) income before income taxes and
   discontinued operations                                      --           177            --             --             85
 Income tax benefit                                             --            --            --             --             --
                                                        ----------    ----------    ----------     ----------     ----------

 (Loss) income before discontinued operations                   --           177            --             --             85

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                               --            --          (216)          (978)            --
     Income tax benefit                                         --            --            --             --             --
                                                        ----------    ----------    ----------     ----------     ----------
 Income (loss) on discontinued operations                       --            --          (216)          (978)            --
                                                        ----------    ----------    ----------     ----------     ----------
 Net (loss) income                                              --           177          (216)          (978)            85
                                                        ==========    ==========    ==========     ==========     ==========






                                                          MERISTAR      MERISTAR       MERISTAR      MERISTAR
                                                           SUB 3B,       SUB 5G,        SUB 5P,       SUB 5J,
                                                            LLC          L.P.            LLC           LLC
                                                        ----------    ----------    ----------    ----------
Revenue:
Hotel operations:
    Rooms                                                        --           --            --            --
    Food and beverage                                            --           --            --            --
    Other hotel operations                                       --           --            --            --
  Office rental parking and other revenue                        --            7            --            --
  Participating lease revenue                                    --        3,062           167         2,675
                                                         ----------   ----------    ----------    ----------

Total revenue                                                    --        3,069           167         2,675
                                                         ----------   ----------    ----------    ----------

Hotel operating expenses:
    Rooms                                                        --           --            --            --
    Food and beverage                                            --           --            --            --
    Other operating departments                                  --           --            --            --
  Office rental, parking and other expenses                      --           --            --            --
  Other operating expenses:
    General and administrative                                   --           --            --            --
    Property operating costs                                     --           --            --            --
    Depreciation and amortization                                --        1,572             1         1,415
    Property taxes, insurance and other                          --          426             2           375
    Loss on asset impairments                                    --           --            --            --
                                                         ----------   ----------    ----------    ----------
 Total operating expenses                                        --        1,998             3         1,790
                                                         ----------   ----------    ----------    ----------

 Operating (loss) income                                         --        1,071           164           885
                                                         ----------   ----------    ----------    ----------

 Minority interest                                               --           --            --            --
 Interest expense, net                                           --           --            --            --
 Loss on early extinguishments of debt                           --           --            --            --
 Equity in income from consolidated entities                     --           --            --            --
                                                         ----------   ----------    ----------    ----------

 (Loss) income before income taxes and
   discontinued operations                                       --        1,071           164           885
 Income tax benefit                                              --           --            --            --
                                                         ----------   ----------    ----------    ----------

 (Loss) income before discontinued operations                    --        1,071           164           885

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                --           --            --            --
     Income tax benefit                                          --           --            --            --
                                                         ----------   ----------    ----------    ----------
 Income (loss) on discontinued operations                        --           --            --            --
                                                         ----------   ----------    ----------    ----------
 Net (loss) income                                               --        1,071           164           885
                                                         ==========   ==========    ==========    ==========




                                                           MERISTAR      MERISTAR      MERISTAR       MERISTAR
                                                            SUB 5Q,       SUB 5A,       SUB 8D,        SUB 4J,
                                                              LLC          LLC           LLC            LLC
                                                        ----------    ----------    ----------     ----------
Revenue:
Hotel operations:
    Rooms                                                        --              --            --           --
    Food and beverage                                            --              --            --           --
    Other hotel operations                                       --              --            --           --
  Office rental parking and other revenue                        --              36            --           32
  Participating lease revenue                                   571           1,631            --          654
                                                         ----------      ----------    ----------   ----------

Total revenue                                                   571           1,667            --          686
                                                         ----------      ----------    ----------   ----------

Hotel operating expenses:
    Rooms                                                        --              --            --           --
    Food and beverage                                            --              --            --           --
    Other operating departments                                  --              --            --           --
  Office rental, parking and other expenses                      --              --            --           68
  Other operating expenses:
    General and administrative                                   --              --            --           --
    Property operating costs                                     --              --            --           --
    Depreciation and amortization                               140             269            --          315
    Property taxes, insurance and other                          57             189            --           91
    Loss on asset impairments                                    --              --            --           --

                                                         ----------      ----------    ----------   ----------
Total operating expenses                                        197             458            --          474
                                                         ----------      ----------    ----------   ----------

Operating (loss) income                                         374           1,209            --          212
                                                         ----------      ----------    ----------   ----------

Minority interest                                                --              --            --           --
Interest expense, net                                            --            (708)           --           --
Loss on early extinguishments of debt                            --              --            --           --
Equity in income from consolidated entities                      --              --            --           --
                                                         ----------      ----------    ----------   ----------

(Loss) income before income taxes and
   discontinued operations                                      374             501            --          212
Income tax benefit                                               --              --            --           --
                                                         ----------      ----------    ----------   ----------

(Loss) income before discontinued operations                    374             501            --          212

Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                --              --          (857)          --
    Income tax benefit                                           --              --            --           --
                                                         ----------      ----------    ----------   ----------
Income (loss) on discontinued operations                         --              --          (857)          --

                                                         ----------      ----------    ----------   ----------
Net (loss) income                                               374             501          (857)         212
                                                         ==========      ==========    ==========   ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2004
(DOLLARS IN THOUSANDS)



                                                                  MERISTAR          GUARANTOR
                                                                    HOTEL         SUBSIDIARIES                         TOTAL
                                                                 LESSEE, INC.        TOTAL         ELIMINATIONS    CONSOLIDATED
                                                                ------------      ------------     ------------    ------------
Revenue:
Hotel operations:
             Rooms                                                  135,666          135,666               --         135,666
             Food and beverage                                       51,879           51,879               --          51,879
             Other hotel operations                                  17,043           17,043               --          17,043
       Office rental parking and other revenue                           71              732               --           2,970
       Participating lease revenue                                       --           26,333          (60,315)             --
                                                                 ----------       ----------       ----------      ----------
Total revenue                                                       204,659          231,653          (60,315)        207,558
                                                                 ----------       ----------       ----------      ----------

Hotel operating expenses:
             Rooms                                                   33,224           33,224               --          33,224
             Food and beverage                                       38,881           38,881               --          38,881
             Other operating departments                             10,363           10,363               --          10,363
Office rental, parking and other expenses                                --              295               --             585
Other operating expenses:
             General and administrative                              34,156           34,190               --          38,021
             Property operating costs                                31,488           31,488               --          31,488
             Depreciation and amortization                               39            9,726               --          25,760
             Property taxes, insurance and other                     67,366           72,038          (60,315)         17,061
             Loss on asset impairments                                   --            1,238               --           1,238
                                                                 ----------       ----------       ----------      ----------
 Total operating expenses                                           215,517          231,443          (60,315)        196,621
                                                                 ----------       ----------       ----------      ----------
 Operating (loss) income                                            (10,858)             210               --          10,937
                                                                 ----------       ----------       ----------      ----------

 Minority interest                                                       --               --               --               4
 Interest expense, net                                               (1,642)          (2,657)              --         (34,380)
 Loss on early extinguishments of debt                                   --               --               --          (5,923)
 Equity in income from consolidated entities                             --               --            6,866              --
                                                                 ----------       ----------       ----------      ----------

 (Loss) income before income taxes and
   discontinued operations                                          (12,500)          (2,447)           6,866         (29,362)
 Income tax benefit                                                      --               --               --             323
                                                                 ----------       ----------       ----------      ----------

 (Loss) income before discontinued operations                       (12,500)          (2,447)           6,866         (29,039)

 Discontinued operations:
    Income (loss) from discontinued operations
        before income tax benefit                                   (11,153)         (12,010)              --         (11,980)
     Income tax benefit                                                  --               --               --             132
                                                                 ----------       ----------       ----------      ----------
 Income (loss) on discontinued operations                           (11,153)         (12,010)              --         (11,848)
                                                                 ----------       ----------       ----------      ----------
 Net (loss) income                                                  (23,653)         (14,457)           6,866         (40,887)
                                                                 ==========       ==========       ==========      ==========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                        MERISTAR             NON-
                                                     HOSPITALITY OP,      GUARANTOR     MERISTAR SUB    AGH UPREIT,    MERISTAR SUB
                                                           L.P.         SUBSIDIARIES      7C, LLC          LLC           5N, LLC
                                                     ---------------    ------------    ------------    -----------    ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                  2,053             664              --             --              --
     Participating lease revenue                                  --          28,689              --             --             281
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                  2,053          29,353              --             --             281
                                                     ---------------    ------------    ------------    -----------    ------------
Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --             289              --             --              --
Other operating expenses:
        General and administrative                             2,919              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                          2,214          11,044              --             --              34
        Property taxes, insurance and other                      642           5,400              --             --              27
        Loss on asset impairments                                 --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                             5,775          16,733              --             --              61
                                                     ---------------    ------------    ------------    -----------    ------------
Operating (loss) income                                       (3,722)         12,620              --             --             220

Minority interest                                                (11)             --              --             --              --
Interest expense, net                                        (26,405)         (6,836)             --             --              --
Equity in income from consolidated entities                  (44,064)             --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before income taxes and discontinued
  operations                                                 (74,202)          5,784              --             --             220

Income tax benefit                                               128              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before discontinued operations                 (74,074)          5,784              --             --             220

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                860          (2,632)             --             --              --
     Income tax benefit                                           16              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                         876          (2,632)             --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Net (loss) income                                            (73,198)          3,152              --             --             220
                                                     ===============    ============    ============    ===========    ============



                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                        8A, LLC           8F, L.P.        8G, LLC        6H, L.P.
                                                     ---------------    ------------    ------------    ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other hotel operations                                    --              --              --             --
     Office rental, parking and other revenue                     --              --              --             --
     Participating lease revenue                                  --             586              --            256
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                     --             586              --            256
                                                     ---------------    ------------    ------------    -----------
Hotel operating expenses:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other operating departments                               --              --              --             --
Office rental, parking and other expenses                         --              --              --             --
Other operating expenses:
        General and administrative                                --              --              --             --
        Property operating costs                                  --              --              --             --
        Depreciation and amortization                             --             115              --            108
        Property taxes, insurance and other                       --             146              --             24
        Loss on asset impairments                                 --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Operating expenses                                                --             261              --            132
                                                     ---------------    ------------    ------------    -----------
Operating (loss) income                                           --             325              --            124

Minority interest                                                 --              --              --             --
Interest expense, net                                             --              --              --             --
Equity in income from consolidated entities                       --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before income taxes and discontinued
  operations                                                      --             325              --            124

Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------

(Loss) income before discontinued operations                      --             325              --            124

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --              --              --             --
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                          --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                                 --             325              --            124
                                                     ===============    ============    ============    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB
                                                        8B, LLC           1C, L.P.         8E, LLC        7F, LLC        5L, LLC
                                                     ---------------    ------------    ------------    -----------    ------------

Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                     --              --               5             --              --
     Participating lease revenue                               1,818             526             362            226             319
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                  1,818             526             367            226             319
                                                     ---------------    ------------    ------------    -----------    ------------
Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --              --              --             --              --
Other operating expenses:
        General and administrative                                --              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                            610             254             146            115              34
        Property taxes, insurance and other                      346             242              54             40              24
        Loss on asset impairments                                 --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                               956             496             200            155              58
                                                     ---------------    ------------    ------------    -----------    ------------
Operating (loss) income                                          862              30             167             71             261

Minority interest                                                 --              --              --             --              --
Interest expense, net                                             --              --              --             --              (2)
Equity in income from consolidated entities                       --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before income taxes and discontinued
  operations                                                     862              30             167             71             259

Income tax benefit                                                --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before discontinued operations                     862              30             167             71             259

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --              --              --             --              --
     Income tax benefit                                           --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                          --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

Net (loss) income                                                862              30             167             71             259
                                                     ===============    ============    ============    ===========    ============

                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                        3C, LLC            5R, LLC        6D, LLC         6E, LLC
                                                     ---------------    ------------    ------------    ------------

Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other hotel operations                                    --              --              --             --
     Office rental, parking and other revenue                     --              --               4             --
     Participating lease revenue                                 594              --             432          1,308
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                    594              --             436          1,308
                                                     ---------------    ------------    ------------    -----------
Hotel operating expenses:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other operating departments                               --              --              --             --
Office rental, parking and other expenses                         --              --              --             --
Other operating expenses:
        General and administrative                                --              --              --             --
        Property operating costs                                  --              --              --             --
        Depreciation and amortization                            179              --             137            414
        Property taxes, insurance and other                       98              --              79            161
        Loss on asset impairments                                 --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Operating expenses                                               277              --             216            575
                                                     ---------------    ------------    ------------    -----------
Operating (loss) income                                          317              --             220            733

Minority interest                                                 --              --              --             --
Interest expense, net                                             --              --              --             --
Equity in income from consolidated entities                       --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before income taxes and discontinued
  operations                                                     317              --             220            733

Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------

(Loss) income before discontinued operations                     317              --             220            733

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --              --              --             --
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                          --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                                317              --             220            733
                                                     ===============    ============    ============    ===========


MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB
                                                        4E, L.P.          1B, LLC          5F, LLC        6G, LLC        8C, LLC
                                                     ---------------    ------------    ------------    -----------    ------------

Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                      1              --              --             --              --
     Participating lease revenue                                 351             590             726            516              --
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                    352             590             726            516              --
                                                     ---------------    ------------    ------------    -----------    ------------
Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --              --              --             --              --
Other operating expenses:
        General and administrative                                --              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                            211             143             267            215              --
        Property taxes, insurance and other                      111              46              99             88              --
        Loss on asset impairments                                 --              --              --             --              --

                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                               322             189             366            303              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating (loss) income                                           30             401             360            213              --

Minority interest                                                 --              --              --             --              --
Interest expense, net                                             --             (10)             --             --              --
Equity in income from consolidated entities                       --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before income taxes and discontinued
  operations                                                      30             391             360            213              --

Income tax benefit                                                --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before discontinued operations                      30             391             360            213              --

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --              --              --             --          (3,999)
     Income tax benefit                                           --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                          --              --              --             --          (3,999)

                                                     ---------------    ------------    ------------    -----------    ------------
Net (loss) income                                                 30             391             360            213          (3,999)
                                                     ===============    ============    =============    ===========   ============


                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                        4C, L.P.            4H, L.P.       7E, LLC         3D, LLC
                                                     ---------------    ------------    ------------    ------------

Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other hotel operations                                    --              --              --             --
     Office rental, parking and other revenue                     --              --              --             --
     Participating lease revenue                                  --              --             336            374
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                     --              --             336            374
                                                     ---------------    ------------    ------------    -----------
Hotel operating expenses:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other operating departments                               --              --              --             --
Office rental, parking and other expenses                         --              --              --             --
Other operating expenses:
        General and administrative                                --              --              --             --
        Property operating costs                                  --              --              --             --
        Depreciation and amortization                             --              --             155            197
        Property taxes, insurance and other                       --              --              49             59
        Loss on asset impairments                                 --              --              --             --

                                                     ---------------    ------------    ------------    -----------
Operating expenses                                                --              --             204            256
                                                     ---------------    ------------    ------------    -----------
Operating (loss) income                                           --              --             132            118

Minority interest                                                 --              --              --             --
Interest expense, net                                             --              --              --             --
Equity in income from consolidated entities                       --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before income taxes and discontinued
  operations                                                      --              --             132            118

Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------

(Loss) income before discontinued operations                      --              --             132            118

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --            (114)             --             --
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                          --            (114)             --             --

                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                                 --            (114)            132            118
                                                     ===============    ============    ============    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                                        MERISTAR SUB
                                                      MERISTAR SUB      MERISTAR SUB      7A JOINT      MERISTAR SUB   MERISTAR SUB
                                                        1A, LLC           5E, LLC          VENTURE        6K, LLC        2B, LLC
                                                     ---------------    ------------    ------------    -----------    ------------

Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                     --              --              --             --              --
     Participating lease revenue                                 449           1,242             271            952              --
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                    449           1,242             271            952              --
                                                     ---------------    ------------    ------------    -----------    ------------
Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --              --              --             --              --
Other operating expenses:
        General and administrative                                --              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                            113             484             107            186              --
        Property taxes, insurance and other                      105             101              63             95              --
        Loss on asset impairments                                 --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                               218             585             170            281              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating (loss) income                                          231             657             101            671              --

Minority interest                                                 --              --              --             --              --
Interest expense, net                                             --              --              --             --              --
Equity in income from consolidated entities                       --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before income taxes and discontinued
  operations                                                     231             657             101            671              --

Income tax benefit                                                --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before discontinued operations                     231             657             101            671              --

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --              --              --             --          (3,835)
     Income tax benefit                                           --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                          --              --              --             --          (3,835)
                                                     ---------------    ------------    ------------    -----------    ------------
Net (loss) income                                                231             657             101            671          (3,835)
                                                     ===============    ============    ============    ===========    ============



                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                        3A, LLC            4A, LLC        4D, LLC         2A, LLC
                                                     ---------------    ------------    ------------    ------------

Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other hotel operations                                    --              --              --             --
     Office rental, parking and other revenue                     --              --              --             --
     Participating lease revenue                                  --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                     --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Hotel operating expenses:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other operating departments                               --              --              --             --
Office rental, parking and other expenses                         --              --              --             --
Other operating expenses:
        General and administrative                                --              --              --             --
        Property operating costs                                  --              --              --             --
        Depreciation and amortization                             --              --              --             --
        Property taxes, insurance and other                       --              --              --             --
        Loss on asset impairments                                 --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Operating expenses                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Operating (loss) income                                           --              --              --             --

Minority interest                                                 --              --              --             --
Interest expense, net                                             --              --              --             --
Equity in income from consolidated entities                       --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before income taxes and discontinued
  operations                                                      --              --              --             --

Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------

(Loss) income before discontinued operations                      --              --              --             --

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 44             191            (969)        (2,177)
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                          44             191            (969)        (2,177)
                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                                 44             191            (969)        (2,177)
                                                     ===============    ============    ============    ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                      MERISTAR SUB      MDV LIMITED     MERISTAR SUB    MERISTAR SUB   MERISTAR SUB
                                                        6L, LLC         PARTNERSHIP       5C, LLC         6J, LLC        1D, L.P.
                                                     ---------------    ------------    ------------    -----------    ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                     --              --              --             --              79
     Participating lease revenue                                  --             126              --            462           1,188
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                     --             126              --            462           1,267
                                                     ---------------    ------------    ------------    -----------    ------------
Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --              --              --             --              42
Other operating expenses:
        General and administrative                                --              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                             --              35              --            158             578
        Property taxes, insurance and other                       --              34              --             65             387
        Loss on asset impairments                                 --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                                --              69              --            223           1,007
                                                     ---------------    ------------    ------------    -----------    ------------
Operating (loss) income                                           --              57              --            239             260

Minority interest                                                 --              --              --             --              --
Interest expense, net                                             --              --              --              1              --
Equity in income from consolidated entities                       --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before income taxes and discontinued
  operations                                                      --              57              --            240             260

Income tax benefit                                                --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before discontinued operations                      --              57              --            240             260

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 78              --          (5,878)            --              --
     Income tax benefit                                           --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                          78              --          (5,878)            --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Net (loss) income                                                 78              57          (5,878)           240             260
                                                     ===============    ============    ============    ===========    ============

                                                      MERISTAR SUB      MERISTAR SUB     MERISTAR SUB    MERISTAR SUB
                                                        7B, L.P.          7D, LLC          7G, LLC         6B, LLC
                                                     ---------------    ------------    -------------   -------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other hotel operations                                    --              --              --             --
     Office rental, parking and other revenue                     --             358              --             --
     Participating lease revenue                                  --           1,425              --            225
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                     --           1,783              --            225
                                                     ---------------    ------------    ------------    -----------
Hotel operating expenses:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other operating departments                               --              --              --             --
Office rental, parking and other expenses                         --             201              --             --
Other operating expenses:
        General and administrative                                --              --              --             --
        Property operating costs                                  --              --              --             --
        Depreciation and amortization                             --             421              --            116
        Property taxes, insurance and other                       --             561              --             50
        Loss on asset impairments                                 --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Operating expenses                                                --           1,183              --            166
                                                     ---------------    ------------    ------------    -----------
Operating (loss) income                                           --             600              --             59

Minority interest                                                 --              --              --             --
Interest expense, net                                             --              --              --             --
Equity in income from consolidated entities                       --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before income taxes and discontinued
  operation                                                       --             600              --             59

Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before discontinued operations                      --             600              --             59

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                             (7,856)             --          (6,630)            --
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                      (7,856)             --          (6,630)            --
                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                             (7,856)            600          (6,630)            59
                                                     ===============    ============    ============    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB    AGH PSS I,
                                                        4I, L.P.          5D, LLC         5H, LLC         7H, LLC           INC.
                                                     ---------------    ------------    ------------    ------------   ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                     --              --              --             --              --
     Participating lease revenue                                  --             475              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                     --             475              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --              --              --             --              --
Other operating expenses:
        General and administrative                                --              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                             --             365              --             --              --
        Property taxes, insurance and other                       --              58              --             --              --
        Loss on asset impairments                                 --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                                --             423              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

Operating (loss) income                                           --              52              --             --              --

Minority interest                                                 --              --              --             --              --
Interest expense, net                                             --            (328)             --             --              --
Equity in income from consolidated entities                       --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before income taxes and discontinued
operations                                                        --            (276)             --             --              --

Income tax benefit                                                --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before discontinued operations                      --            (276)             --             --              --

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                               (111)             --             562            146             450
     Income tax benefit                                           --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                        (111)             --             562            146             450
                                                     ---------------    ------------    ------------    -----------    ------------
Net (loss) income                                               (111)           (276)            562            146             450
                                                     ===============    ============    ============    ===========    ============

                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                         2D, LLC          4F, L.P.        5K, LLC         5M, LLC
                                                     ---------------    ------------    ------------    ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other hotel operations                                    --              --              --             --
     Office rental, parking and other revenue                     --               3              --             --
     Participating lease revenue                                  --             526             627            547
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                     --             529             627            547
                                                     ---------------    ------------    ------------    -----------

Hotel operating expenses:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other operating departments                               --              --              --             --
Office rental, parking and other expenses                         --              --              --             --
Other operating expenses:
        General and administrative                                --              --              --             --
        Property operating costs                                  --              --              --             --
        Depreciation and amortization                             --             279             322            118
        Property taxes, insurance and other                       --              86              94             66
        Loss on asset impairments                                 --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Operating expenses                                                --             365             416            184
                                                     ---------------    ------------    ------------    -----------

Operating (loss) income                                           --             164             211            363

Minority interest                                                 --              --              --             --
Interest expense, net                                             --              --              --             --
Equity in income from consolidated entities                       --              --              --             --
                                                     ---------------    ------------    ------------    -----------

(Loss) income before income taxes and discontinued
  operations                                                      --             164             211            363

Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------

(Loss) income before discontinued operations                      --             164             211            363

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                             (7,826)             --              --             --
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                      (7,826)             --              --             --
                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                             (7,826)            164             211            363
                                                     ===============    ============    ============    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB
                                                        1E, L.P.           5O, LLC       6M COMPANY       4B, L.P.       6C, LLC
                                                     --------------     ------------    -----------     ------------   ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                     --              --              --             --               4
     Participating lease revenue                                  --             240             917             --             649
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                     --             240             917             --             653
                                                     ---------------    ------------    ------------    -----------    ------------
Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --              --              --             --              --
Other operating expenses:
        General and administrative                                --              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                             --              57             308             --             194
        Property taxes, insurance and other                       --              26              83             --              56
        Loss on asset impairments                                 --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                                --              83             391             --             250
                                                     ---------------    ------------    ------------    -----------    ------------

Operating (loss) income                                           --             157             526             --             403

Minority interest                                                 --              --              --             --              --
Interest expense, net                                             --              --              --             --              --
Equity in income from consolidated entities                       --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------

(Loss) income before income taxes and discontinued
  operations                                                      --             157             526             --             403

Income tax benefit                                                --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before discontinued operations                      --             157             526             --             403
Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                238              --              --           (156)             --
     Income tax benefit                                           --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                         238              --              --           (156)             --
                                                     ---------------    ------------    ------------    -----------    ------------
Net (loss) income                                                238             157             526           (156)            403
                                                     ===============    ============    ============    ===========    ============

                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB
                                                        2C, LLC            4G, L.P.       3B, LLC         5G, L.P.
                                                     ---------------    ------------    ------------    ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other hotel operations                                    --              --              --             --
     Office rental, parking and other revenue                     --              --              --              9
     Participating lease revenue                                  --             528              --          3,056
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                     --             528              --          3,065
                                                     ---------------    ------------    ------------    -----------
Hotel operating expenses:
        Rooms                                                     --              --              --             --
        Food and beverage                                         --              --              --             --
        Other operating departments                               --              --              --             --
Office rental, parking and other expenses                         --              --              --             --
Other operating expenses:
        General and administrative                                --              --              --             --
        Property operating costs                                  --              --              --             --
        Depreciation and amortization                             --             225              --          1,572
        Property taxes, insurance and other                       --             154              --            481
        Loss on asset impairments                                 --              --              --             --

                                                     ---------------    ------------    ------------    -----------
Operating expenses                                                --             379              --          2,053
                                                     ---------------    ------------    ------------    -----------
Operating (loss) income                                           --             149              --          1,012

Minority interest                                                 --              --              --             --
Interest expense, net                                             --              --              --             --
Equity in income from consolidated entities                       --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before income taxes and discontinued
  operations                                                      --             149              --          1,012
Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before discontinued operations                      --             149              --          1,012

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                            (13,660)             --            (491)            --
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                     (13,660)             --            (491)            --
                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                            (13,660)            149            (491)         1,012
                                                     ===============    ============    ============    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                      MERISTAR SUB      MERISTAR SUB    MERISTAR SUB    MERISTAR SUB   MERISTAR SUB
                                                        5P, LLC           5J, LLC         5Q, LLC         5A, LLC        8D, LLC
                                                     ---------------    ------------    ------------    ------------   ------------
Revenue:
     Hotel operations:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other hotel operations                                    --              --              --             --              --
     Office rental, parking and other revenue                     --              --              --             29              --
     Participating lease revenue                                 181           2,693             613          1,593              --
                                                     ---------------    ------------    ------------    -----------    ------------
Total revenue                                                    181           2,693             613          1,622              --
                                                     ---------------    ------------    ------------    -----------    ------------
Hotel operating expenses:
        Rooms                                                     --              --              --             --              --
        Food and beverage                                         --              --              --             --              --
        Other operating departments                               --              --              --             --              --
Office rental, parking and other expenses                         --              --              --             --              --
Other operating expenses:
        General and administrative                                --              --              --             --              --
        Property operating costs                                  --              --              --             --              --
        Depreciation and amortization                              1             871             140            386              --
        Property taxes, insurance and other                        3             370              54            177              --
        Loss on asset impairments                                 --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating expenses                                                 4           1,241             194            563              --
                                                     ---------------    ------------    ------------    -----------    ------------
Operating (loss) income                                          177           1,452             419          1,059              --

Minority interest                                                 --              --              --             --              --
Interest expense, net                                             --              (3)             --           (708)             --
Equity in income from consolidated entities                       --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before income taxes and discontinued
  operations                                                     177           1,449             419            351              --
Income tax benefit                                                --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
(Loss) income before discontinued operations                     177           1,449             419            351              --

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --              --              --             --             172
     Income tax benefit                                           --              --              --             --              --
                                                     ---------------    ------------    ------------    -----------    ------------
Income (loss) on discontinued operations                          --              --              --             --             172
                                                     ---------------    ------------    ------------    -----------    ------------
Net (loss) income                                                177           1,449             419            351             172
                                                     ===============    ============    ============    ===========    =============

                                                                          MERISTAR       GUARANTOR
                                                      MERISTAR SUB      HOTEL LESSEE,   SUBSIDIARIES
                                                        4J, LLC             INC.           TOTAL        ELIMINATIONS
                                                     --------------     -------------   ------------    ------------
Revenue:
     Hotel operations:
        Rooms                                                     --         131,567         131,567             --
        Food and beverage                                         --          52,176          52,176             --
        Other hotel operations                                    --          16,647          16,647             --
     Office rental, parking and other revenue                     54              --             546             --
     Participating lease revenue                                 725              --          29,311        (58,000)
                                                     ---------------    ------------    ------------    -----------
Total revenue                                                    779         200,390         230,247        (58,000)
                                                     ---------------    ------------    ------------    -----------
Hotel operating expenses:
        Rooms                                                     --          31,209          31,209             --
        Food and beverage                                         --          37,566          37,566             --
        Other operating departments                               --           9,505           9,505             --
Office rental, parking and other expenses                         98              --             341             --
Other operating expenses:
        General and administrative                                --          31,762          31,762             --
        Property operating costs                                  --          29,505          29,505             --
        Depreciation and amortization                            326             (73)         10,623             --
        Property taxes, insurance and other                       81          64,208          69,151        (58,000)
        Loss on asset impairments                                 --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Operating expenses                                               505         203,682         219,662        (58,000)
                                                     ---------------    ------------    ------------    -----------
Operating (loss) income                                          274          (3,292)         10,585             --

Minority interest                                                 --              --              --             --
Interest expense, net                                             --            (427)         (1,477)            --
Equity in income from consolidated entities                       --              --              --         44,064
                                                     ---------------    ------------    ------------    -----------
(Loss) income before income taxes and discontinued
  operations                                                     274          (3,719)          9,108         44,064
Income tax benefit                                                --              --              --             --
                                                     ---------------    ------------    ------------    -----------
(Loss) income before discontinued operations                     274          (3,719)          9,108         44,064

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                                 --          (4,503)        (56,324)            --
     Income tax benefit                                           --              --              --             --
                                                     ---------------    ------------    ------------    -----------
Income (loss) on discontinued operations                          --          (4,503)        (56,324)            --
                                                     ---------------    ------------    ------------    -----------
Net (loss) income                                                274          (8,222)        (47,216)        44,064
                                                     ===============    ============    ============    ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATING STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                         TOTAL
                                                      CONSOLIDATED
                                                     ---------------
Revenue:
     Hotel operations:
        Rooms                                                131,567
        Food and beverage                                     52,176
        Other hotel operations                                16,647
     Office rental, parking and other revenue                  3,263
     Participating lease revenue                                  --
                                                     ---------------
Total revenue                                                203,653
                                                     ---------------

Hotel operating expenses:
        Rooms                                                 31,209
        Food and beverage                                     37,566
        Other operating departments                            9,505
Office rental, parking and other expenses                        630
Other operating expenses:
        General and administrative                            34,681
        Property operating costs                              29,505
        Depreciation and amortization                         23,881
        Property taxes, insurance and other                   17,193
        Loss on asset impairments                                 --

                                                     ---------------
Operating expenses                                           184,170
                                                     ---------------

Operating (loss) income                                       19,483

Minority interest                                                (11)
Interest expense, net                                        (34,718)
Equity in income from consolidated entities                       --
                                                     ---------------

(Loss) income before income taxes and discontinued
  operations                                                 (15,246)

Income tax benefit                                               128
                                                     ---------------

(Loss) income before discontinued operations                 (15,118)

Discontinued operations:
     Income (loss) from discontinued operations
        before income tax benefit                            (58,096)
     Income tax benefit                                           16
                                                     ---------------
Income (loss) on discontinued operations                     (58,080)

                                                     ---------------
Net (loss) income                                            (73,198)
                                                     ===============









 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATED STATEMENT OF CASH FLOWS
 THREE MONTH ENDED MARCH 31, 2004
 (DOLLARS IN THOUSANDS)


                                                                  MERISTAR         NON-       MERISTAR       AGH      MERISTAR
                                                                 HOSPITALITY    GUARANTOR     SUB 7C,      UPREIT,     SUB 5N,
                                                                  OP, L.P.     SUBSIDIARIES     LLC          LLC         LLC
                                                                 -----------   ------------   --------     -------    --------
Cash flows from operating activities:

    Net (loss) income                                             (40,887)         7,591            --          --         246
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                 3,377         13,358            --          --          34
      Equity in earnings                                            6,866             --            --          --          --
      Loss on asset impairments                                        --          2,870            --          --          --
      Loss on sale of assets, before tax effect                       (68)          (378)           --          --          --
      Loss on early extinguishments of debt                         5,923             --            --          --          --
      Minority interests                                               (4)            --            --          --          --
      Amortization of unearned stock based compensation               587             --            --          --          --
      Deferred income taxes                                          (358)            --            --          --          --
      Changes in operating assets and liabilities:
        Accounts receivable                                        (1,574)           151            --          --          --
        Prepaid expenses and other assets                           1,187          1,972            --          --           9
        Due from/to Interstate Hotels & Resorts                     5,866             --            --          --          --
        Accounts payable, accrued expenses, accrued
         interest and other liabilities                            (8,972)        (3,129)           --          --          28
        Due from subsidiaries                                      86,165        (36,539)           --          --        (300)

                                                                 -----------   ------------   --------     -------    --------
Net cash provided by (used in) operating activities                58,108        (14,104)           --          --          17
                                                                 -----------   ------------   --------     -------    --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                (3,321)        (9,189)           --          --         (17)
    Proceeds from sales of assets                                      --         26,475            --          --          --
    Change in restricted cash                                      (1,127)           282            --          --          --
    Costs associated with disposition program and other, net           84         (1,157)           --          --          --

                                                                 -----------   ------------   --------     -------    --------
Net cash provided by (used in) investing activities                (4,364)        16,411            --          --         (17)
                                                                 -----------   ------------   --------     -------    --------

Cash flows from financing activities:

    Prepayments on long-term debt                                 (75,497)            --            --          --          --
    Scheduled payments on long-term debt                               --         (2,307)           --          --          --
    Loans to/from subsidiaries                                    (27,493)            --            --          --          --
    Distributions to minority investors                              (141)            --            --          --          --
    Other                                                             (77)            --            --          --          --

                                                                 -----------   ------------   --------     -------    --------
Net cash provided by (used in) financing activities              (103,208)        (2,307)           --          --          --
                                                                 -----------   ------------   --------     -------    --------

Effect of exchange rate changes on cash                              (150)            --            --          --          --

                                                                 -----------   ------------   --------     -------    --------
NET CHANGE IN CASH                                                (49,614)            --            --          --          --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                    218,646             --            --          --          --

                                                                 -----------   ------------   --------     -------    --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                          169,032             --            --          --          --
                                                                 ===========   ============   ========     =======    ========




                                                                MERISTAR    MERISTAR   MERISTAR   MERISTAR    MERISTAR   MERISTAR
                                                                SUB 8A,     SUB 8F,    SUB 8G,    SUB 6H,     SUB 8B,    SUB 1C,
                                                                  LLC         L.P.       LLC        L.P.        LLC        L.P.
                                                                --------    --------   --------   --------    --------   --------
Cash flows from operating activities:

    Net (loss) income                                                 --         314         --        121         963       (144)
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   --         164         --        157         595        356
      Equity in earnings                                              --          --         --         --          --         --
      Loss on asset impairments                                       --          --         --         --          --         --
      Loss on sale of assets, before tax effect                       --          --         --         --          --         --
      Loss on early extinguishments of debt                           --          --         --         --          --         --
      Minority interests                                              --          --         --         --          --         --
      Amortization of unearned stock based compensation               --          --         --         --          --         --
      Deferred income taxes                                           --          --         --         --          --         --
      Changes in operating assets and liabilities:
        Accounts receivable                                           --          --         --         --          --         --
        Prepaid expenses and other assets                             --          16         --          4          19         19
        Due from/to Interstate Hotels & Resorts                       --          --         --         --          --         --
        Accounts payable, accrued expenses, accrued
         interest and other liabilities                               --         (66)        --       (139)         59         37
        Due from subsidiaries                                         --        (428)        --       (143)        954       (111)
                                                                --------    --------   --------   --------    --------   --------
Net cash provided by (used in) operating activities                   --          --         --         --       2,590        157
                                                                --------    --------   --------   --------    --------   --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                   --          --         --         --      (2,590)      (157)
    Proceeds from sales of assets                                     --          --         --         --          --         --
    Change in restricted cash                                         --          --         --         --          --         --
    Costs associated with disposition program and other, net          --          --         --         --          --         --

                                                                --------    --------   --------   --------    --------   --------
Net cash provided by (used in) investing activities                   --          --         --         --      (2,590)      (157)
                                                                --------    --------   --------   --------    --------   --------

Cash flows from financing activities:

    Prepayments on long-term debt                                     --          --         --         --          --         --
    Scheduled payments on long-term debt                              --          --         --         --          --         --
    Loans to/from subsidiaries                                        --          --         --         --          --         --
    Distributions to minority investors                               --          --         --         --          --         --
    Other                                                             --          --         --         --          --         --

                                                                --------    --------   --------   --------    --------   --------
Net cash provided by (used in) financing activities                   --          --         --         --          --         --
                                                                --------    --------   --------   --------    --------   --------

Effect of exchange rate changes on cash                               --          --         --         --          --         --

                                                                --------    --------   --------   --------    --------   --------
NET CHANGE IN CASH                                                    --          --         --         --          --         --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --          --         --         --          --         --

                                                                --------    --------   --------   --------    --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --          --         --         --          --         --
                                                                ========    ========   ========   ========    ========   ========


 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATED STATEMENT OF CASH FLOWS
 THREE MONTH ENDED MARCH 31, 2004
 (DOLLARS IN THOUSANDS)





                                                                MERISTAR     MERISTAR   MERISTAR    MERISTAR    MERISTAR   MERISTAR
                                                                SUB 8E,       SUB 7F,    SUB 5L,     SUB 3C,     SUB 5R,    SUB 6D,
                                                                  LLC          LLC        LLC          LLC        LLC        LLC
                                                                --------     --------   --------    --------    --------   --------
Cash flows from operating activities:

    Net (loss) income                                                169          119        299         297          --        266
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                  149           97         38         178          --        137
      Equity in earnings                                              --           --         --          --          --         --
      Loss on asset impairments                                       --           --         --          --          --         --
      Loss on sale of assets, before tax effect                       --           --         --          --          --         --
      Loss on early extinguishments of debt                           --           --         --          --          --         --
      Minority interests                                              --           --         --          --          --         --
      Amortization of unearned stock based compensation               --           --         --          --          --         --
      Deferred income taxes                                           --           --         --          --          --         --
      Changes in operating assets and liabilities:
        Accounts receivable                                           --           --         --          --          --         (7)
        Prepaid expenses and other assets                              5            3         17           5          --          4
        Due from/to Interstate Hotels & Resorts                       --           --         --          --          --         --
        Accounts payable, accrued expenses, accrued
         interest and other liabilities                              (11)         (24)        38         175          --        (38)
        Due from subsidiaries                                       (256)        (186)      (357)       (648)         --       (312)
                                                                --------     --------   --------    --------    --------   --------
Net cash provided by (used in) operating activities                   56            9         35           7          --         50
                                                                --------     --------   --------    --------    --------   --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                  (56)          (9)       (35)         (7)         --        (50)
    Proceeds from sales of assets                                     --           --         --          --          --         --
    Change in restricted cash                                         --           --         --          --          --         --
    Costs associated with disposition program and other, net          --           --         --          --          --         --

                                                                --------     --------   --------    --------    --------   --------
Net cash provided by (used in) investing activities                  (56)          (9)       (35)         (7)         --        (50)
                                                                --------     --------   --------    --------    --------   --------

Cash flows from financing activities:

    Prepayments on long-term debt                                     --           --         --          --          --         --
    Scheduled payments on long-term debt                              --           --         --          --          --         --
    Loans to/from subsidiaries                                        --           --         --          --          --         --
    Distributions to minority investors                               --           --         --          --          --         --
    Other                                                             --           --         --          --          --         --

                                                                --------     --------   --------    --------    --------   --------
Net cash provided by (used in) financing activities                   --           --         --          --          --         --
                                                                --------     --------   --------    --------    --------   --------

Effect of exchange rate changes on cash                               --           --         --          --          --         --

                                                                --------     --------   --------    --------    --------   --------
NET CHANGE IN CASH                                                    --           --         --          --          --         --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --           --         --          --          --         --

                                                                --------     --------   --------    --------    --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --           --         --          --          --         --
                                                                ========     ========   ========    ========    ========   ========





                                                                 MERISTAR     MERISTAR   MERISTAR    MERISTAR      MERISTAR
                                                                 SUB 6E,      SUB 4E,    SUB 1B,     SUB 5F,       SUB 6G,
                                                                    LLC         L.P.       LLC         L.P.          LLC
                                                                 --------     --------   --------    ---------     ---------

Cash flows from operating activities:

    Net (loss) income                                                 850          165        429          398           515
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   410           76        128          196           209
      Equity in earnings                                               --           --         --           --            --
      Loss on asset impairments                                        --           --         --           --            --
      Loss on sale of assets, before tax effect                        --           --         --           --            --
      Loss on early extinguishments of debt                            --           --         --           --            --
      Minority interests                                               --           --         --           --            --
      Amortization of unearned stock based compensation                --           --         --           --            --
      Deferred income taxes                                            --           --         --           --            --
      Changes in operating assets and liabilities:
        Accounts receivable                                            --           --         --           --            --
        Prepaid expenses and other assets                              16           10         16           36             6
        Due from/to Interstate Hotels & Resorts                        --           --         --           --            --
        Accounts payable, accrued expenses,
         accrued interest and other liabilities                       328         (255)       (15)         (39)           97
        Due from subsidiaries                                      (1,026)          13       (311)        (442)         (742)
                                                                 --------     --------   --------    ---------     ---------
Net cash provided by (used in) operating activities                   578            9        247          149            85
                                                                 --------     --------   --------    ---------     ---------

Cash flows from investing activities:

    Capital expenditures for property and equipment                  (578)          (9)      (247)        (149)          (85)
    Proceeds from sales of assets                                      --           --         --           --            --
    Change in restricted cash                                          --           --         --           --            --
    Costs associated with disposition program and other, net           --           --         --           --            --

                                                                 --------     --------   --------    ---------     ---------
Net cash provided by (used in) investing activities                  (578)          (9)      (247)        (149)          (85)
                                                                 --------     --------   --------    ---------     ---------

Cash flows from financing activities:

    Prepayments on long-term debt                                      --           --         --           --            --
    Scheduled payments on long-term debt                               --           --         --           --            --
    Loans to/from subsidiaries                                         --           --         --           --            --
    Distributions to minority investors                                --           --         --           --            --
    Other                                                              --           --         --           --            --

                                                                 --------     --------   --------    ---------     ---------
Net cash provided by (used in) financing activities                    --           --         --           --            --
                                                                 --------     --------   --------    ---------     ---------

Effect of exchange rate changes on cash                                --           --         --           --            --

                                                                 --------     --------   --------    ---------     ---------
NET CHANGE IN CASH                                                     --           --         --           --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                         --           --         --           --            --

                                                                 --------     --------   --------    ---------     ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                               --           --         --           --            --
                                                                 ========     ========   ========    =========     =========

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATED STATEMENT OF CASH FLOWS
 THREE MONTH ENDED MARCH 31, 2004
 (DOLLARS IN THOUSANDS)





                                                                MERISTAR    MERISTAR   MERISTAR   MERISTAR    MERISTAR   MERISTAR
                                                                SUB 8C,     SUB 4C,     SUB 4H,    SUB 7E,     SUB 3D,    SUB 1A,
                                                                  LLC         L.P.       L.P.        LLC         LLC        LLC
                                                                --------    --------   --------   --------    --------   --------

Cash flows from operating activities:

    Net (loss) income                                               (203)         --       (403)       142         119        (17)
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                   --          --         43        152         192        113
      Equity in earnings                                              --          --         --         --          --         --
      Loss on asset impairments                                       --          --         --         --          --        184
      Loss on sale of assets, before tax effect                      253          --        365         --          --         --
      Loss on early extinguishments of debt                           --          --         --         --          --         --
      Minority interests                                              --          --         --         --          --         --
      Amortization of unearned stock based compensation               --          --         --         --          --         --
      Deferred income taxes                                           --          --         --         --          --         --
      Changes in operating assets and liabilities:
        Accounts receivable                                           --          --         --         --          --         --
        Prepaid expenses and other assets                            117          --         (8)         4           8         26
        Due from/to Interstate Hotels & Resorts                       --          --         --         --          --         --
        Accounts payable, accrued expenses, accrued
         interest and other liabilities                              306          --       (178)       (13)          3         59
        Due from subsidiaries                                     (5,787)         --     (4,192)       158        (298)      (361)
                                                                --------    --------   --------   --------    --------   --------
Net cash provided by (used in) operating activities               (5,314)         --     (4,373)       443          24          4
                                                                --------    --------   --------   --------    --------   --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                  569          --        (86)      (443)        (24)        (4)
    Proceeds from sales of assets                                  5,000          --      4,650         --          --         --
    Change in restricted cash                                         --          --         --         --          --         --
    Costs associated with disposition program and other, net        (255)         --       (191)        --          --         --
                                                                --------    --------   --------   --------    --------   --------
Net cash provided by (used in) investing activities                5,314          --      4,373       (443)        (24)        (4)
                                                                --------    --------   --------   --------    --------   --------

Cash flows from financing activities:

    Prepayments on long-term debt                                     --          --         --         --          --         --
    Scheduled payments on long-term debt                              --          --         --         --          --         --
    Loans to/from subsidiaries                                        --          --         --         --          --         --
    Distributions to minority investors                               --          --         --         --          --         --
    Other                                                             --          --         --         --          --         --
                                                                --------    --------   --------   --------    --------   --------
Net cash provided by (used in) financing activities                   --          --         --         --          --         --
                                                                --------    --------   --------   --------    --------   --------

Effect of exchange rate changes on cash                               --          --         --         --          --         --
                                                                --------    --------   --------   --------    --------   --------
NET CHANGE IN CASH                                                    --          --         --         --          --         --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --          --         --         --          --         --
                                                                --------    --------   --------   --------    --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --          --         --         --          --         --
                                                                ========    ========   ========   ========    ========   ========






                                                                     MERISTAR SUB    MERISTAR   MERISTAR    MERISTAR   MERISTAR
                                                                       7A JOINT       SUB 2B,    SUB 3A,     SUB 4A,    SUB 4D,
                                                                       VENTURE         LLC         LLC        LLC         LLC
                                                                     ------------   ----------  --------    --------   --------


Cash flows from operating activities:

    Net (loss) income                                                     (664)          --        89          96         --
    Adjustments to reconcile net (loss) income to net cas h
      provided by (used in) operating activities:
      Depreciation and amortization                                         61           --        51          --         --
      Equity in earnings                                                    --           --        --          --         --
      Loss on asset impairments                                            809           --        --          --         --
      Loss on sale of assets, before tax effect                             --           --       (20)         46         --
      Loss on early extinguishments of debt                                 --           --        --          --         --
      Minority interests                                                    --           --        --          --         --
      Amortization of unearned stock based compensation                     --           --        --          --         --
      Deferred income taxes                                                 --           --        --          --         --
      Changes in operating assets and liabilities:
        Accounts receivable                                                 --        2,345        --          --         --
        Prepaid expenses and other assets                                    7           --         1          (9)         3
        Due from/to Interstate Hotels & Resorts                             --           --        --          --         --
        Accounts payable, accrued expenses, accrued
         interest and other liabilities                                    (20)          --      (161)       (342)        --
        Due from subsidiaries                                             (185)      (2,345)   (2,936)     (2,918)        (3)
                                                                  ------------   ----------  --------    --------   --------
Net cash provided by (used in) operating activities                          8           --    (2,976)     (3,127)        --
                                                                  ------------   ----------  --------    --------   --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                         (8)          --       (83)       (194)        --
    Proceeds from sales of assets                                           --           --     3,300       3,575         --
    Change in restricted cash                                               --           --        --          --         --
    Costs associated with disposition program and other, net                --           --      (241)       (254)        --
                                                                  ------------   ----------  --------    --------   --------
Net cash provided by (used in) investing activities                         (8)          --     2,976       3,127         --
                                                                  ------------   ----------  --------    --------   --------

Cash flows from financing activities:

    Prepayments on long-term debt                                           --           --        --          --         --
    Scheduled payments on long-term debt                                    --           --        --          --         --
    Loans to/from subsidiaries                                              --           --        --          --         --
    Distributions to minority investors                                     --           --        --          --         --
    Other                                                                   --           --        --          --         --

Net cash provided by (used in) financing activities                         --           --        --          --         --
                                                                  ------------   ----------  --------    --------   --------

Effect of exchange rate changes on cash                                     --           --        --          --         --
                                                                  ------------   ----------  --------    --------   --------
NET CHANGE IN CASH                                                          --           --        --          --         --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                              --           --        --          --         --
                                                                  ------------   ----------  --------    --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    --           --        --          --         --
                                                                  ============   ==========  ========    ========   ========


 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATED STATEMENT OF CASH FLOWS
 THREE MONTH ENDED MARCH 31, 2004
 (DOLLARS IN THOUSANDS)


                                                                        MERISTAR  MERISTAR                     MERISTAR  MERISTAR
                                                                         SUB 2A,  SUB 6L,       MDV LIMITED     SUB 5C,   SUB 6J,
                                                                           LLC       LLC        PARTNERSHIP       LLC       LLC
                                                                        --------  --------      -----------    --------  --------
Cash flows from operating activities:

    Net (loss) income                                                         --     1,852              78           --       280
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                           --        --              23           --       141
      Equity in earnings                                                      --        --              --           --        --
      Loss on asset impairments                                               --        --              --           --        --
      Loss on sale of assets, before tax effect                               --    (1,827)             --           --        --
      Loss on early extinguishments of debt                                   --        --              --           --        --
      Minority interests                                                      --        --              --           --        --
      Amortization of unearned stock based compensation                       --        --              --           --        --
      Deferred income taxes                                                   --        --              --           --        --
      Changes in operating assets and liabilities:
        Accounts receivable                                                2,002      (178)             --            2        --
        Prepaid expenses and other assets                                     --        14               4           (4)        4
        Due from/to Interstate Hotels & Resorts                               --        --              --           --        --
        Accounts payable, accrued expenses,
          accrued interest and other liabilities                              --       (25)              4           --       228
        Due from subsidiaries                                             (2,002)  (13,823)            (82)           2      (560)
                                                                        --------  --------        --------     --------  --------
Net cash provided by (used in) operating activities                           --   (13,987)             27           --        93
                                                                        --------  --------        --------     --------  --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                           --      (319)            (27)          --       (93)
    Proceeds from sales of assets                                             --    14,775              --           --        --
    Change in restricted cash                                                 --        --              --           --        --
    Costs associated with disposition program and other, net                  --      (469)             --           --        --
                                                                        --------  --------        --------     --------  --------
Net cash provided by (used in) investing activities                           --    13,987             (27)          --       (93)
                                                                        --------  --------        --------     --------  --------

Cash flows from financing activities:

    Prepayments on long-term debt                                             --        --              --           --        --
    Scheduled payments on long-term debt                                      --        --              --           --        --
    Loans to/from subsidiaries                                                --        --              --           --        --
    Distributions to minority investors                                       --        --              --           --        --
    Other                                                                     --        --              --           --        --
                                                                        --------  --------        --------     --------  --------
Net cash provided by (used in) financing activities                           --        --              --           --        --
                                                                        --------  --------        --------     --------  --------

Effect of exchange rate changes on cash                                       --        --              --           --        --
                                                                        --------  --------        --------     --------  --------
Net change in cash                                                            --        --              --           --        --

Cash and cash equivalents, beginning of period                                --        --              --           --        --
                                                                        --------  --------        --------     --------  --------
Cash and cash equivalents, end of period                                      --        --              --           --        --
                                                                        ========  ========        ========     ========  ========



                                                                        MERISTAR  MERISTAR  MERISTAR  MERISTAR  MERISTAR   MERISTAR
                                                                        SUB 1D,    SUB 7B,  SUB 7D,   SUB 7G,    SUB 6B,   SUB 4I,
                                                                          L.P.      L.P.      LLC       LLC        LLC       L.P.
                                                                        --------  --------  --------  --------  --------   --------

Cash flows from operating activities:

    Net (loss) income                                                        459      (284)      609        47        67         --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                          569        98       431        49       112         --
      Equity in earnings                                                      --        --        --        --        --         --
      Loss on asset impairments                                               --        --        --        --        --         --
      Loss on sale of assets, before tax effect                               --       425        --        --        --         --
      Loss on early extinguishments of debt                                   --        --        --        --        --         --
      Minority interests                                                      --        --        --        --        --         --
      Amortization of unearned stock based compensation                       --        --        --        --        --         --
      Deferred income taxes                                                   --        --        --        --        --         --
      Changes in operating assets and liabilities:
        Accounts receivable                                                   --        --      (234)       --        --         --
        Prepaid expenses and other assets                                    105         7        17         5         2         --
        Due from/to Interstate Hotels & Resorts                               --        --        --        --        --         --
        Accounts payable, accrued expenses,
          accrued interest and other liabilities                             335      (540)     (166)      147        63         61
        Due from subsidiaries                                             (1,155)      328      (326)     (241)      (81)       (61)
                                                                        --------  --------  --------  --------  --------   --------
Net cash provided by (used in) operating activities                          313        34       331         7       163         --
                                                                        --------  --------  --------  --------  --------   --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                         (313)      (34)     (331)       (7)     (163)        --
    Proceeds from sales of assets                                             --        --        --        --        --         --
    Change in restricted cash                                                 --        --        --        --        --         --
    Costs associated with disposition program and other, net                  --        --        --        --        --         --
                                                                        --------  --------  --------  --------  --------   --------
Net cash provided by (used in) investing activities                         (313)      (34)     (331)       (7)     (163)        --
                                                                        --------  --------  --------  --------  --------   --------

Cash flows from financing activities:

    Prepayments on long-term debt                                             --        --        --        --        --         --
    Scheduled payments on long-term debt                                      --        --        --        --        --         --
    Loans to/from subsidiaries                                                --        --        --        --        --         --
    Distributions to minority investors                                       --        --        --        --        --         --
    Other                                                                     --        --        --        --        --         --
                                                                        --------  --------  --------  --------  --------   --------
Net cash provided by (used in) financing activities                           --        --        --        --        --         --
                                                                        --------  --------  --------  --------  --------   --------

Effect of exchange rate changes on cash                                       --        --        --        --        --         --
                                                                        --------  --------  --------  --------  --------   --------
Net change in cash                                                            --        --        --        --        --         --

Cash and cash equivalents, beginning of period                                --        --        --        --        --         --
                                                                        --------  --------  --------  --------  --------   --------
Cash and cash equivalents, end of period                                      --        --        --        --        --         --
                                                                        ========  ========  ========  ========  ========   ========

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATED STATEMENT OF CASH FLOWS
 THREE MONTH ENDED MARCH 31, 2004
 (DOLLARS IN THOUSANDS)

                                                                                   MERISTAR  MERISTAR  MERISTAR  MERISTAR  MERISTAR
                                                                                    SUB 5D,   SUB 5H,   SUB 7H,  AGH PSS    SUB 2D,
                                                                                     LLC       LLC        LLC     I INC.     LLC
                                                                                   --------  --------  --------  --------  --------

Cash flows from operating activities:

    Net (loss) income                                                                  (270)       --        --        --        --
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                     369        --        --        --        --
      Equity in earnings                                                                 --        --        --        --        --
      Loss on asset impairments                                                          --        --        --        --        --
      Loss on sale of assets, before tax effect                                          --        --        --        --        --
      Loss on early extinguishments of debt                                              --        --        --        --        --
      Minority interests                                                                 --        --        --        --        --
      Amortization of unearned stock based compensation                                  --        --        --        --        --
      Deferred income taxes                                                              --        --        --        --        --
      Changes in operating assets and liabilities:
        Accounts receivable                                                              --        --        43        --     1,166
        Prepaid expenses and other assets                                                18         1        --         1        --
        Due from/to Interstate Hotels & Resorts                                          --        --        --        --        --
        Accounts payable, accrued expenses,
          accrued interest and other liabilities                                        327        --        --        --        --
        Due from subsidiaries                                                          (346)       (1)      (43)       (1)   (1,166)
                                                                                   --------  --------  --------  --------  --------

Net cash provided by (used in) operating activities                                      98        --        --        --        --
                                                                                   --------  --------  --------  --------  --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                                     (98)       --        --        --        --
    Proceeds from sales of assets                                                        --        --        --        --        --
    Change in restricted cash                                                            --        --        --        --        --
    Costs associated with disposition program and other, net                             --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------
Net cash provided by (used in) investing activities                                     (98)       --        --        --        --
                                                                                   --------  --------  --------  --------  --------

Cash flows from financing activities:

    Prepayments on long-term debt                                                        --        --        --        --        --
    Scheduled payments on long-term debt                                                 --        --        --        --        --
    Loans to/from subsidiaries                                                           --        --        --        --        --
    Distributions to minority investors                                                  --        --        --        --        --
    Other                                                                                --        --        --        --        --

                                                                                   --------  --------  --------  --------  --------
Net cash provided by (used in) financing activities                                      --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------

Effect of exchange rate changes on cash                                                  --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------
Net change in cash                                                                       --        --        --        --        --

Cash and cash equivalents, beginning of period                                           --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------
Cash and cash equivalents, end of period                                                 --        --        --        --        --
                                                                                   ========  ========  ========  ========  ========


                                                                         MERISTAR  MERISTAR  MERISTAR  MERISTAR  MERISTAR   MERISTAR
                                                                         SUB 4F,   SUB 5K,    SUB 5M,  SUB 1E,   SUB 5O,    SUB 4B
                                                                           L.P.      LLC        LLC      L.P.      LLC      L.P.
                                                                         --------  --------  --------  --------  --------  --------
Cash flows from operating activities:

    Net (loss) income                                                         130       264       380        --       177     (216)
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                           277       324       118        --        57       --
      Equity in earnings                                                       --        --        --        --        --       --
      Loss on asset impairments                                                --        --        --        --        --       --
      Loss on sale of assets, before tax effect                                --        --        --        --        --      215
      Loss on early extinguishments of debt                                    --        --        --        --        --       --
      Minority interests                                                       --        --        --        --        --       --
      Amortization of unearned stock based compensation                        --        --        --        --        --       --
      Deferred income taxes                                                    --        --        --        --        --       --
      Changes in operating assets and liabilities:
        Accounts receivable                                                    --        --        --       198        --       --
        Prepaid expenses and other assets                                       7        37        21        (1)        8       (4)
        Due from/to Interstate Hotels & Resorts                                --        --        --        --        --       --
        Accounts payable, accrued expenses,
          accrued interest and other liabilities                             (295)       44        49       (14)       27     (411)
        Due from subsidiaries                                                 241      (632)     (548)     (183)     (264)  (6,187)
                                                                         --------  --------  --------  --------  --------   ------
Net cash provided by (used in) operating activities                           360        37        20        --         5   (6,603)
                                                                         --------  --------  --------  --------  --------  -------

Cash flows from investing activities:

    Capital expenditures for property and equipment                          (360)      (37)      (20)       --        (5)    (415)
    Proceeds from sales of assets                                              --        --        --        --        --    7,500
    Change in restricted cash                                                  --        --        --        --        --        -
    Costs associated with disposition program and other, net                   --        --        --        --        --     (482)
                                                                         --------  --------  --------  --------  --------  -------
Net cash provided by (used in) investing activities                          (360)      (37)      (20)       --        (5)   6,603
                                                                         --------  --------  --------  --------  --------  -------

Cash flows from financing activities:

    Prepayments on long-term debt                                              --        --        --        --        --       --
    Scheduled payments on long-term debt                                       --        --        --        --        --       --
    Loans to/from subsidiaries                                                 --        --        --        --        --       --
    Distributions to minority investors                                        --        --        --        --        --       --
    Other                                                                      --        --        --        --        --       --
                                                                         --------  --------  --------  --------  --------  -------
Net cash provided by (used in) financing activities                            --        --        --        --        --       --
                                                                         --------  --------  --------  --------  --------  -------

Effect of exchange rate changes on cash                                        --        --        --        --        --       --
                                                                         --------  --------  --------  --------  --------- -------
Net change in cash                                                             --        --        --        --        --       --

Cash and cash equivalents, beginning of period                                 --        --        --        --        --       --
                                                                         --------  --------  --------  --------  --------  -------
Cash and cash equivalents, end of period                                       --        --        --        --        --       --
                                                                         ========  ========  ========  ========  ========  =======

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATED STATEMENT OF CASH FLOWS
 THREE MONTH ENDED MARCH 31, 2004
 (DOLLARS IN THOUSANDS)



                                                                                   MERISTAR  MERISTAR  MERISTAR  MERISTAR  MERISTAR
                                                                                   SUB 2C,   SUB 4G,    SUB 3B,  SUB 5G,    SUB 5P,
                                                                                     LLC       L.P.       LLC      L.P.       LLC
                                                                                   --------  --------  --------  --------  --------

Cash flows from operating activities:

    Net (loss) income                                                                  (978)       85        --     1,071       164
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                                      --       112        --     1,572         1
      Equity in earnings                                                                 --        --        --        --        --
      Loss on asset impairments                                                         903       245        --        --        --
      Loss on sale of assets, before tax effect                                          --        --        --        --        --
      Loss on early extinguishments of debt                                              --        --        --        --        --
      Minority interests                                                                 --        --        --        --        --
      Amortization of unearned stock based compensation                                  --        --        --        --        --
      Deferred income taxes                                                              --        --        --        --        --
      Changes in operating assets and liabilities:
        Accounts receivable                                                              (7)       --        --        --        --
        Prepaid expenses and other assets                                                17        47        --       131         2
        Due from/to Interstate Hotels & Resorts                                          --        --        --        --        --
        Accounts payable, accrued expenses,
          accrued interest and other liabilities                                       (119)     (405)       22      (761)       --
        Due from subsidiaries                                                           251       (83)      (22)      567      (167)
                                                                                   --------  --------  --------  --------  --------
Net cash provided by (used in) operating activities                                      67         1        --     2,580        --
                                                                                   --------  --------  --------  --------  --------

Cash flows from investing activities:

    Capital expenditures for property and equipment                                     (67)       (1)       --    (2,580)       --
    Proceeds from sales of assets                                                        --        --        --        --        --
    Change in restricted cash                                                            --        --        --        --        --
    Costs associated with disposition program and other, net                             --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------
Net cash provided by (used in) investing activities                                     (67)       (1)       --    (2,580)       --
                                                                                   --------  --------  --------  --------  --------

Cash flows from financing activities:

    Prepayments on long-term debt                                                        --        --        --        --        --
    Scheduled payments on long-term debt                                                 --        --        --        --        --
    Loans to/from subsidiaries                                                           --        --        --        --        --
    Distributions to minority investors                                                  --        --        --        --        --
    Other                                                                                --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------
Net cash provided by (used in) financing activities                                      --        --        --        --         -
                                                                                   --------  --------  --------  --------  --------

Effect of exchange rate changes on cash                                                  --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------
NET CHANGE IN CASH                                                                       --        --        --        --        --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                           --        --        --        --        --
                                                                                   --------  --------  --------  --------  --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                 --        --        --        --        --
                                                                                   ========  ========  ========  ========  ========



                                                                     MERISTAR  MERISTAR  MERISTAR  MERISTAR  MERISTAR    MERISTAR
                                                                     SUB 5J,   SUB 5Q,    SUB 5A,  SUB 8D,    SUB 4J       HOTEL
                                                                       LLC       LLC        LLC      LLC       LLC     LESSEE, INC
                                                                     --------  --------  --------  --------  --------  -----------
Cash flows from operating activities:

    Net (loss) income                                                     885       374       501      (857)      212       (23,653)
    Adjustments to reconcile net (loss) income to net cash
      provided by (used in) operating activities:
      Depreciation and amortization                                     1,415       140       269        --       315            39
      Equity in earnings                                                   --        --        --        --        --            --
      Loss on asset impairments                                            --        --        --        --        --            --
      Loss on sale of assets, before tax effect                            --        --        --       899        --         7,036
      Loss on early extinguishments of debt                                --        --        --        --        --            --
      Minority interests                                                   --        --        --        --        --            --
      Amortization of unearned stock based compensation                    --        --        --        --        --            --
      Deferred income taxes                                                --        --        --        --        --            --
      Changes in operating assets and liabilities:
        Accounts receivable                                                --        --        --      (359)       --        (7,915)
        Prepaid expenses and other assets                                 169        26        15        14         9           755
        Due from/to Interstate Hotels & Resorts                            --        --        --        --        --       (11,327)
        Accounts payable, accrued expenses,
          accrued interest and other liabilities                          154        28       370       183        12        11,306
        Due from subsidiaries                                          (1,505)     (510)     (940)   (7,983)     (202)       11,261
                                                                     --------  --------  --------  --------  --------   -----------
Net cash provided by (used in) operating activities                     1,118        58       215    (8,103)      346       (12,498)
                                                                     --------  --------  --------  --------  --------   -----------

Cash flows from investing activities:

    Capital expenditures for property and equipment                    (1,118)      (58)     (215)     (358)     (346)           --
    Proceeds from sales of assets                                          --        --        --     8,800        --            --
    Change in restricted cash                                              --        --        --        --        --        (1,288)
    Costs associated with disposition program and other, net               --        --        --      (339)       --            --
                                                                     --------  --------  --------  --------  --------   -----------
Net cash provided by (used in) investing activities                    (1,118)      (58)     (215)    8,103      (346)       (1,288)
                                                                     --------  --------  --------  --------  --------   -----------

Cash flows from financing activities:

    Prepayments on long-term debt                                          --        --        --        --        --            --
    Scheduled payments on long-term debt                                   --        --        --        --        --            --
    Loans to/from subsidiaries                                             --        --        --        --        --        27,493
    Distributions to minority investors                                    --        --        --        --        --            --
    Other                                                                  --        --        --        --        --            --

                                                                     --------  --------  --------  --------  --------   -----------
Net cash provided by (used in) financing activities                        --        --        --        --        --        27,493
                                                                     --------  --------  --------  --------  --------   -----------

Effect of exchange rate changes on cash                                    --        --        --        --        --            --
                                                                     --------  --------  --------  --------  --------   -----------
NET CHANGE IN CASH                                                         --        --        --        --        --        13,707

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                             --        --        --        --        --        12,231
                                                                     --------  --------  --------  --------  --------   -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                   --        --        --        --        --        25,938
                                                                     ========  ========  ========  ========  ========   ===========

 MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
 CONSOLIDATED STATEMENT OF CASH FLOWS
 THREE MONTH ENDED MARCH 31, 2004
 (DOLLARS IN THOUSANDS)


                                                                                     GUARANTOR
                                                                                    SUBSIDIARIES                      TOTAL
                                                                                       TOTAL       ELIMINATIONS    CONSOLIDATED
                                                                                    ------------   ------------    ------------

Cash flows from operating activities:

    Net (loss) income                                                                    (14,457)         6,866         (40,887)
    Adjustments to reconcile net (loss) income to net cash provided by (used in)
      operating activities:
      Depreciation and amortization                                                        9,967             --          26,702
      Equity in earnings                                                                      --         (6,866)             --
      Loss on asset impairments                                                            2,141             --           5,011
      Loss on sale of assets, before tax effect                                            7,392             --           6,946
      Loss on early extinguishments of debt                                                   --             --           5,923
      Minority interests                                                                      --             --              (4)
      Amortization of unearned stock based compensation                                       --             --             587
      Deferred income taxes                                                                   --             --            (358)
      Changes in operating assets and liabilities:
        Accounts receivable                                                               (2,944)            --          (4,367)
        Prepaid expenses and other assets                                                  1,761             --           4,920
        Due from/to Interstate Hotels & Resorts                                          (11,327)            --          (5,461)
        Accounts payable, accrued expenses, accrued interest and other liabilities        10,453             --          (1,648)
        Due from subsidiaries                                                            (49,626)            --              --
                                                                                    ------------   ------------    ------------

Net cash provided by (used in) operating activities                                      (46,640)            --          (2,636)
                                                                                    ------------   ------------    ------------

Cash flows from investing activities:

    Capital expenditures for property and equipment                                      (11,227)            --         (23,737)
    Proceeds from sales of assets                                                         47,600             --          74,075
    Change in restricted cash                                                             (1,288)            --          (2,133)
    Costs associated with disposition program and other, net                              (2,231)            --          (3,304)
                                                                                    ------------   ------------    ------------

Net cash provided by (used in) investing activities                                       32,854             --          44,901
                                                                                    ------------   ------------    ------------

Cash flows from financing activities:

    Prepayments on long-term debt                                                             --             --         (75,497)
    Scheduled payments on long-term debt                                                      --             --          (2,307)
    Loans to/from subsidiaries                                                            27,493             --              --
    Distributions to minority investors                                                       --             --            (141)
    Other                                                                                     --             --             (77)
                                                                                    ------------   ------------    ------------

Net cash provided by (used in) financing activities                                       27,493             --         (78,022)
                                                                                    ------------   ------------    ------------

Effect of exchange rate changes on cash                                                       --             --            (150)
                                                                                    ------------   ------------    ------------

NET CHANGE IN CASH                                                                        13,707             --         (35,907)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                            12,231             --         230,876
                                                                                    ------------   ------------    ------------

CASH AND CASH EQUIVALENTS, END OF PERIOD                                                  25,938             --         194,969
                                                                                    ============   ============    ============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                 MERISTAR         NON-         MERISTAR        AGH       MERISTAR
                                                               HOSPITALITY     GUARANTOR        SUB 7C,      UPREIT,     SUB 5N,
                                                                 OP, L.P.     SUBSIDIARIES        LLC          LLC          LLC
                                                               -----------    ------------     --------      -------     --------
Operating activities:
      Net (loss) income                                            (73,198)          3,152           --           --          220
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                              2,214          12,792           --           --           34
          Equity in earnings                                        44,064              --           --           --           --
          Loss on asset impairments                                     --           3,975           --           --           --
          Minority interests                                            11              --           --           --           --
          Amortization of unearned stock-based compensation            976              --           --           --           --
          Change in value of interest rate swaps                    (2,055)             --           --           --           --
          Deferred income taxes                                       (682)             --           --           --           --
          Changes in operating assets and liabilities:
               Accounts receivable                                  (1,047)             72           --           --           --
               Prepaid expenses and other assets                     4,804          (1,091)          --           --           (9)
               Due from/to Interstate Hotels & Resorts                 137              --           --           --           --
               Accounts payable, accrued expenses, accrued
                 interest and other liabilities                     (6,389)         (5,694)          --           --           (2)
               Due from subsidiaries                                30,077         (19,439)          --           --         (234)
                                                               -----------    ------------     --------      -------     --------
Net cash provided by (used in) operating activities                 (1,088)         (6,233)          --           --            9
                                                               -----------    ------------     --------      -------     --------

Cash flows from investing activities:
      Capital expenditures for property and equipment                 (260)         (4,372)          --           --           (9)
      Proceeds from sales of assets                                     --          12,650           --           --           --
      Payments from Interstate Hotels & Resorts                     42,052              --           --           --           --
      Change in restricted cash                                     (1,788)            132           --           --           --
      Costs associated with disposition program and other, net          --            (299)          --           --           --
                                                               -----------    ------------     --------      -------     --------
Net cash provided by (used in) investing activities                 40,004           8,111           --           --           (9)
                                                               -----------    ------------     --------      -------     --------

Cash flows from financing activities:
      Scheduled payments on long-term debt                         (12,249)         (1,878)          --           --           --
      Distributions to minority investors                             (141)             --           --           --           --
                                                               -----------    ------------     --------      -------     --------
Net cash used in financing activities                              (12,390)         (1,878)          --           --           --
                                                               -----------    ------------     --------      -------     --------
Effect of exchange rate changes on cash                               (274)             --           --           --           --
                                                               -----------    ------------     --------      -------     --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                             26,252              --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      21,372              --           --           --           --
                                                               -----------    ------------     --------      -------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                            47,624              --           --           --           --
                                                               ===========    ============     ========      =======      =======


                                                                MERISTAR      MERISTAR     MERISTAR      MERISTAR       MERISTAR
                                                                SUB 8A,       SUB 8F,       SUB 8G,       SUB 6H,        SUB 8B,
                                                                  LLC            LLC          LLC           L.P.           LLC
                                                                --------      --------     --------      --------       --------
Operating activities:
      Net (loss) income                                               --           325           --           124            862
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                               --           115           --           108            610
          Equity in earnings                                          --            --           --            --             --
          Loss on asset impairments                                   --            --           --            --             --
          Minority interests                                          --            --           --            --             --
          Amortization of unearned stock-based compensation           --            --           --            --             --
          Change in value of interest rate swaps                      --            --           --            --             --
          Deferred income taxes                                       --            --           --            --             --
          Changes in operating assets and liabilities:
               Accounts receivable                                    --            --           --            --             --
               Prepaid expenses and other assets                      --           (18)          --            (4)            (3)
               Due from/to Interstate Hotels & Resorts                --            --           --            --             --
               Accounts payable, accrued expenses, accrued
                 interest and other liabilities                       --          (121)          --            11            (25)
               Due from subsidiaries                                  --          (293)          --          (238)          (841)
                                                                --------      --------     --------      --------       --------
Net cash provided by (used in) operating activities                   --             8           --             1            603
                                                                --------      --------     --------      --------       --------

Cash flows from investing activities:
      Capital expenditures for property and equipment                 --            (8)          --            (1)          (603)
      Proceeds from sales of assets                                   --            --           --            --             --
      Payments from Interstate Hotels & Resorts                       --            --           --            --             --
      Change in restricted cash                                       --            --           --            --             --
      Costs associated with disposition program and other, net        --            --           --            --             --
                                                                --------      --------     --------      --------       --------
Net cash provided by (used in) investing activities                   --            (8)          --            (1)          (603)
                                                                --------      --------     --------      --------       --------

Cash flows from financing activities:
      Scheduled payments on long-term debt                            --            --           --            --             --
      Distributions to minority investors                             --            --           --            --             --
                                                                --------      --------     --------      --------       --------
Net cash used in financing activities                                 --            --           --            --             --
                                                                --------      --------     --------      --------       --------
Effect of exchange rate changes on cash                               --            --           --            --             --
                                                                --------      --------     --------      --------       --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                               --            --           --            --             --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --            --           --            --             --
                                                                --------      --------     --------      --------       --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --            --           --            --             --
                                                                ========      ========     ========      ========       ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                   MERISTAR       MERISTAR       MERISTAR      MERISTAR    MERISTAR
                                                                     SUB 1C,       SUB 8E,        SUB 7F,       SUB 5L,     SUB 3C,
                                                                      L.P.           LLC            LLC           LLC         LLC
                                                                   ---------      --------       --------      --------    --------
Operating activities:
      Net (loss) income                                                   30           167             71           259         317
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                                  254           146            115            34         179
          Equity in earnings                                              --            --             --            --          --
          Loss on asset impairments                                       --            --             --            --          --
          Minority interests                                              --            --             --            --          --
          Amortization of unearned stock-based compensation               --            --             --            --          --
          Change in value of interest rate swaps                          --            --             --            --          --
          Deferred income taxes                                           --            --             --            --          --
          Changes in operating assets and liabilities:
               Accounts receivable                                        (4)           --             --            48          --
               Prepaid expenses and other assets                         (72)           (6)            (4)          (24)         (5)
               Due from/to Interstate Hotels & Resorts                    --            --             --            --          --
               Accounts payable, accrued expenses, accrued
                 interest and other liabilities                          (24)          (63)            29           (22)         82
               Due from subsidiaries                                    (153)         (179)          (182)         (278)       (566)
                                                                   ---------      --------       --------      --------    --------
Net cash provided by (used in) operating activities                       31            65             29            17           7
                                                                   ---------      --------       --------      --------    --------

Cash flows from investing activities:
      Capital expenditures for property and equipment                    (31)          (65)           (29)          (17)         (7)
      Proceeds from sales of assets                                       --            --             --            --          --
      Payments from Interstate Hotels & Resorts                           --            --             --            --          --
      Change in restricted cash                                           --            --             --            --          --
      Costs associated with disposition program and other, net            --            --             --            --          --
                                                                   ---------      --------       --------      --------    --------
Net cash provided by (used in) investing activities                      (31)          (65)           (29)          (17)         (7)
                                                                   ---------      --------       --------      --------    --------

Cash flows from financing activities:
      Scheduled payments on long-term debt                                --            --             --            --          --
      Distributions to minority investors                                 --            --             --            --          --
                                                                   ---------      --------       --------      --------    --------
Net cash used in financing activities                                     --            --             --            --          --
                                                                   ---------      --------       --------      --------    --------
Effect of exchange rate changes on cash                                   --            --             --            --          --
                                                                   ---------      --------       --------      --------    --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                   --            --             --            --          --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            --            --             --            --          --
                                                                   ---------      --------       --------      --------    --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  --            --             --            --          --
                                                                   =========      ========       ========      ========    ========



                                                                   MERISTAR    MERISTAR     MERISTAR      MERISTAR      MERISTAR
                                                                    SUB 5R,     SUB 6D,      SUB 6E,       SUB 4E,       SUB 1B,
                                                                     LLC         LLC           LLC           L.P.          LLC
                                                                   --------    --------     --------      --------      --------
Operating activities:
      Net (loss) income                                                  --         220          733            30           391
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                                  --         137          414           211           143
          Equity in earnings                                             --          --           --            --            --
          Loss on asset impairments                                      --          --           --            --            --
          Minority interests                                             --          --           --            --            --
          Amortization of unearned stock-based compensation              --          --           --            --            --
          Change in value of interest rate swaps                         --          --           --            --            --
          Deferred income taxes                                          --          --           --            --            --
          Changes in operating assets and liabilities:
               Accounts receivable                                       --          (7)          --            --            --
               Prepaid expenses and other assets                         --          (4)         (18)          (14)          (20)
               Due from/to Interstate Hotels & Resorts                   --          --           --            --            --
               Accounts payable, accrued expenses, accrued
                 interest and other liabilities                          --         (82)         (44)         (358)           17
               Due from subsidiaries                                     --        (264)        (985)          220          (506)
                                                                   --------    --------     --------      --------      --------
Net cash provided by (used in) operating activities                      --          --          100            89            25
                                                                   --------    --------     --------      --------      --------

Cash flows from investing activities:
      Capital expenditures for property and equipment                    --          --         (100)          (89)          (14)
      Proceeds from sales of assets                                      --          --           --            --            --
      Payments from Interstate Hotels & Resorts                          --          --           --            --            --
      Change in restricted cash                                          --          --           --            --            --
      Costs associated with disposition program and other, net           --          --           --            --            --
                                                                   --------    --------     --------      --------      --------
Net cash provided by (used in) investing activities                      --          --         (100)          (89)          (14)
                                                                   --------    --------     --------      --------      --------

Cash flows from financing activities:
      Scheduled payments on long-term debt                               --          --           --            --           (11)
      Distributions to minority investors                                --          --           --            --            --
                                                                   --------    --------     --------      --------      --------
Net cash used in financing activities                                    --          --           --            --           (11)
                                                                   --------    --------     --------      --------      --------
Effect of exchange rate changes on cash                                  --          --           --            --            --
                                                                   --------    --------     --------      --------      --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                  --          --           --            --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --          --           --            --            --
                                                                   --------    --------     --------      --------      --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --          --           --            --            --
                                                                   ========    ========     ========      ========      ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                   MERISTAR     MERISTAR      MERISTAR    MERISTAR      MERISTAR
                                                                    SUB 5F,      SUB 6G,       SUB 8C,     SUB 4C        SUB 4H,
                                                                      L.P.         LLC           LLC         L.P.          L.P.
                                                                   --------     --------      --------    --------      --------
Operating activities:
      Net (loss) income                                                 360          213        (3,999)         --          (114)
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                                 267          215           200          --           132
          Equity in earnings                                             --           --            --          --            --
          Loss on asset impairments                                      --           --         4,127          --            --
          Minority interests                                             --           --            --          --            --
          Amortization of unearned stock-based compensation              --           --            --          --            --
          Change in value of interest rate swaps                         --           --            --          --            --
          Deferred income taxes                                          --           --            --          --            --
          Changes in operating assets and liabilities:
               Accounts receivable                                       --           --            --          --            14
               Prepaid expenses and other assets                        (38)          (7)          (13)         --           (17)
               Due from/to Interstate Hotels & Resorts                   --           --            --          --            --
               Accounts payable, accrued expenses, accrued
                 interest an other liabilities                          (15)         (71)         (298)         --           (95)
               Due from subsidiaries                                   (548)        (342)           (9)         --           114
                                                                   --------     --------      --------    --------      --------
Net cash provided by (used in) operating activities                      26            8             8          --            34
                                                                   --------     --------      --------    --------      --------

Cash flows from investing activities:
      Capital expenditures for property and equipment                   (26)          (8)           (8)         --           (34)
      Proceeds from sales of assets                                      --           --            --          --            --
      Payments from Interstate Hotels & Resorts                          --           --            --          --            --
      Change in restricted cash                                          --           --            --          --            --
      Costs associated with disposition program and other, net           --           --            --          --            --
                                                                   --------     --------      --------    --------      --------
Net cash provided by (used in) investing activities                     (26)          (8)           (8)         --           (34)
                                                                   --------     --------      --------    --------      --------

Cash flows from financing activities:
      Scheduled payments on long-term debt                               --           --            --          --            --
      Distributions to minority investors                                --           --            --          --            --
                                                                   --------     --------      --------    --------      --------
Net cash used in financing activities                                    --           --            --          --            --
                                                                   --------     --------      --------    --------      --------
Effect of exchange rate changes on cash                                  --           --            --          --            --
                                                                   --------     --------      --------    --------      --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                  --           --            --          --            --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                           --           --            --          --            --
                                                                   --------     --------      --------    --------      --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                 --           --            --          --            --
                                                                   ========     ========      ========    ========      ========



                                                                MERISTAR     MERISTAR       MERISTAR      MERISTAR     MERISTAR
                                                                 SUB 7E,      SUB 3D,        SUB 1A,       SUB 5E,       SUB 7A
                                                                   LLC          LLC            LLC           LLC     JOINT VENTURE
                                                                --------     --------       --------      --------   -------------
Operating activities:
      Net (loss) income                                              132          118            231           657             101
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                              155          197            113           484             107
          Equity in earnings                                          --           --             --            --              --
          Loss on asset impairments                                   --           --             --            --              --
          Minority interests                                          --           --             --            --              --
          Amortization of unearned stock-based compensation           --           --             --            --              --
          Change in value of interest rate swaps                      --           --             --            --              --
          Deferred income taxes                                       --           --             --            --              --
          Changes in operating assets and liabilities:
               Accounts receivable                                    --           --             --            --              --
               Prepaid expenses and other assets                      (5)          (9)           (33)          (11)             (8)
               Due from/to Interstate Hotels & Resorts                --           --             --            --              --
               Accounts payable, accrued expenses, accrued
                 interest an other liabilities                       (30)           5            (51)           67             (64)
               Due from subsidiaries                                (243)        (302)          (250)       (1,177)           (115)
                                                                --------     --------       --------      --------   -------------
Net cash provided by (used in) operating activities                    9            9             10            20              21
                                                                --------     --------       --------      --------   -------------

Cash flows from investing activities:
      Capital expenditures for property and equipment                 (9)          (9)           (10)          (20)            (21)
      Proceeds from sales of assets                                   --           --             --            --              --
      Payments from Interstate Hotels & Resorts                       --           --             --            --              --
      Change in restricted cash                                       --           --             --            --              --
      Costs associated with disposition program and other, net        --           --             --            --              --
                                                                --------     --------       --------      --------   -------------
Net cash provided by (used in) investing activities                   (9)          (9)           (10)          (20)            (21)
                                                                --------     --------       --------      --------   -------------

Cash flows from financing activities:
      Scheduled payments on long-term debt                            --           --             --            --              --
      Distributions to minority investors                             --           --             --            --              --
                                                                --------     --------       --------      --------   -------------
Net cash used in financing activities                                 --           --             --            --              --
                                                                --------     --------       --------      --------   -------------
Effect of exchange rate changes on cash                               --           --             --            --              --
                                                                --------     --------       --------      --------   -------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                               --           --             --            --              --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        --           --             --            --              --
                                                                --------     --------       --------      --------   -------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              --           --             --            --              --
                                                                ========     ========       ========      ========   =============

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                    MERISTAR     MERISTAR     MERISTAR     MERISTAR     MERISTAR
                                                                     SUB 6K,      SUB 2B,      SUB 3A,      SUB 4A,      SUB 4D,
                                                                      LLC           LLC          LLC          LLC          LLC
                                                                    --------     --------     --------     --------     --------
Operating activities:
      Net (loss) income                                                  671       (3,835)          44          191         (969)
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                                  186          113           66           --           55
          Equity in earnings                                              --           --           --           --           --
          Loss on asset impairments                                       --        3,680           --           --        1,004
          Minority interests                                              --           --           --           --           --
          Amortization of unearned stock-based compensation               --           --           --           --           --
          Change in value of interest rate swaps                          --           --           --           --           --
          Deferred income taxes                                           --           --           --           --           --
          Changes in operating assets and liabilities:
               Accounts receivable                                        --            1           --           --           --
               Prepaid expenses and other assets                          (2)         (12)          (5)          (7)          (4)
               Due from/to Interstate Hotels & Resorts                    --           --           --           --           --
               Accounts payable, accrued expenses, accrued
                 interest an other liabilities                           (60)          --          (23)        (175)          19
               Due from subsidiaries                                    (789)          54          (80)          57          (69)
                                                                    --------     --------     --------     --------     --------
Net cash provided by (used in) operating activities                        6            1            2           66           36
                                                                    --------     --------     --------     --------     --------

Cash flows from investing activities:
      Capital expenditures for property and equipment                     (6)          (1)          (2)         (66)         (36)
      Proceeds from sales of assets                                       --           --           --           --           --
      Payments from Interstate Hotels & Resorts                           --           --           --           --           --
      Change in restricted cash                                           --           --           --           --           --
      Costs associated with disposition program and other, net            --           --           --           --           --
                                                                    --------     --------     --------     --------     --------
Net cash provided by (used in) investing activities                       (6)          (1)          (2)         (66)         (36)
                                                                    --------     --------     --------     --------     --------

Cash flows from financing activities:
      Scheduled payments on long-term debt                                --           --           --           --           --
      Distributions to minority investors                                 --           --           --           --           --
                                                                    --------     --------     --------     --------     --------
Net cash used in financing activities                                     --           --           --           --           --
                                                                    --------     --------     --------     --------     --------
Effect of exchange rate changes on cash                                   --           --           --           --           --
                                                                    --------     --------     --------     --------     --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                   --           --           --           --           --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            --           --           --           --           --
                                                                    --------     --------     --------     --------     --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  --           --           --           --           --
                                                                    ========     ========     ========     ========     ========

                                                                    MERISTAR     MERISTAR       MDV            MERISTAR   MERISTAR
                                                                     SUB 2A,      SUB 6L,     LIMITED           SUB 5C,    SUB 6J,
                                                                       LLC          LLC     PARTNERSHIP           LLC        LLC
                                                                    --------     --------   -----------        --------   --------
Operating activities:
      Net (loss) income                                               (2,177)          78            57          (5,878)       240
      Adjustments to reconcile net (loss) income to net cash
        provided by (used in) operating activities:
          Depreciation and amortization                                   84          222            35             153        158
          Equity in earnings                                              --           --            --              --         --
          Loss on asset impairments                                    1,981           --            --           5,840         --
          Minority interests                                              --           --            --              --         --
          Amortization of unearned stock-based compensation               --           --            --              --         --
          Change in value of interest rate swaps                          --           --            --              --         --
          Deferred income taxes                                           --           --            --              --         --
          Changes in operating assets and liabilities:
               Accounts receivable                                        --           --            --              --         --
               Prepaid expenses and other assets                         (10)          (7)           (7)            (32)        (5)
               Due from/to Interstate Hotels & Resorts                    --           --            --              --         --
               Accounts payable, accrued expenses, accrued
                 interest an other liabilities                            20           33           (48)            (69)       (25)
               Due from subsidiaries                                     403         (289)          (34)             38       (356)
                                                                    --------     --------   -----------        --------   --------
Net cash provided by (used in) operating activities                      301           37             3              52         12
                                                                    --------     --------   -----------        --------   --------

Cash flows from investing activities:
      Capital expenditures for property and equipment                   (301)         (37)           (3)            (52)       (12)
      Proceeds from sales of assets                                       --           --            --              --         --
      Payments from Interstate Hotels & Resorts                           --           --            --              --         --
      Change in restricted cash                                           --           --            --              --         --
      Costs associated with disposition program and other, net            --           --            --              --         --
                                                                    --------     --------   -----------        --------   --------
Net cash provided by (used in) investing activities                     (301)         (37)           (3)            (52)       (12)
                                                                    --------     --------   -----------        --------   --------

Cash flows from financing activities:
      Scheduled payments on long-term debt                                --           --            --              --         --
      Distributions to minority investors                                 --           --            --              --         --
                                                                    --------     --------   -----------        --------   --------
Net cash used in financing activities                                     --           --            --              --         --
                                                                    --------     --------   -----------        --------   --------
Effect of exchange rate changes on cash                                   --           --            --              --         --
                                                                    --------     --------   -----------        --------   --------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                   --           --            --              --         --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            --           --            --              --         --
                                                                    --------     --------   -----------        --------   --------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                  --           --            --              --         --
                                                                    ========     ========   ===========        ========   ========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                            MERISTAR    MERISTAR     MERISTAR   MERISTAR  MERISTAR
                                                                             SUB 1D,     SUB 7B,      SUB 7D,    SUB 7G,   SUB 6B,
                                                                               L.P.        L.P.         LLC        LLC       LLC
                                                                            --------    --------     --------   --------   -------
Operating activities:
   Net (loss) income                                                            260      (7,856)         600     (6,630)       59
   Adjustments to reconcile net (loss) income to net cash provided by
     (used in) operating activities:
       Depreciation and amortization                                            578         181          421        178       116
       Equity in earnings                                                        --          --           --         --        --
       Loss on asset impairments                                                 --       7,894           --      6,549        --
       Minority interests                                                        --          --           --         --        --
       Amortization of unearned stock-based compensation                         --          --           --         --        --
       Change in value of interest rate swaps                                    --          --           --         --        --
       Deferred income taxes                                                     --          --           --         --        --
       Changes in operating assets and liabilities:
         Accounts receivable                                                     --          --          243         --        --
         Prepaid expenses and other assets                                     (111)         (7)         (18)        (6)       (1)
         Due from/to Interstate Hotels & Resorts                                 --          --           --         --        --
         Accounts payable, accrued expenses, accrued interest and
          other liabilities                                                      --        (211)        (695)       (70)       43
         Due from subsidiaries                                                 (677)         35         (549)        11      (205)
                                                                            -------     -------      -------    -------    ------
Net cash provided by (used in) operating activities                              50          36            2         32        12
                                                                            -------     -------      -------    -------    ------

Cash flows from investing activities:
   Capital expenditures for property and equipment                              (50)        (36)          (2)       (32)      (12)
   Proceeds from sales of assets                                                 --          --           --         --        --
   Payments from Interstate Hotels & Resorts                                     --          --           --         --        --
   Change in restricted cash                                                     --          --           --         --        --
   Costs associated with disposition program and other, net                      --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Net cash provided by (used in) investing activities                             (50)        (36)          (2)       (32)      (12)
                                                                            -------     -------      -------    -------    ------
Cash flows from financing activities:
   Scheduled payments on long-term debt                                          --          --           --         --        --
   Distributions to minority investors                                           --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Net cash used in financing activities                                            --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Effect of exchange rate changes on cash                                          --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                          --          --           --         --        --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                   --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                         --          --           --         --        --
                                                                            =======     =======      =======    =======    ======


                                                                             MERISTAR    MERISTAR    MERISTAR    MERISTAR    AGH
                                                                              SUB 4I,     SUB 5D,     SUB 5H,     SUB 7H,   PSS I
                                                                               L.P.        LLC          LLC        LLC       INC.
                                                                            --------    --------     --------   --------   -------
 Operating activities:
   Net (loss) income                                                           (111)       (276)         562        146       450
   Adjustments to reconcile net (loss) income to net cash provided by
     (used in) operating activities:
       Depreciation and amortization                                             73         365          505         51        --
       Equity in earnings                                                        --          --           --         --        --
       Loss on asset impairments                                                 --          --           --         --        --
       Minority interests                                                        --          --           --         --        --
       Amortization of unearned stock-based compensation                         --          --           --         --        --
       Change in value of interest rate swaps                                    --          --           --         --        --
       Deferred income taxes                                                     --          --           --         --        --
       Changes in operating assets and liabilities:
         Accounts receivable                                                     --          --           --         --        --
         Prepaid expenses and other assets                                       (8)        (20)         (98)        (5)      (45)
         Due from/to Interstate Hotels & Resorts                                 --          --           --         --        --
         Accounts payable, accrued expenses, accrued interest and
          other liabilities                                                    (179)        (15)         (76)      (145)       (1)
         Due from subsidiaries                                                  243         (41)        (823)       (42)     (388)
                                                                            -------     -------      -------    -------    ------
Net cash provided by (used in) operating activities                              18          13           70          5        16
                                                                            -------     -------      -------    -------    ------
Cash flows from investing activities:
   Capital expenditures for property and equipment                              (18)        (13)         (70)        (5)      (16)
   Proceeds from sales of assets                                                 --          --           --         --        --
   Payments from Interstate Hotels & Resorts                                     --          --           --         --        --
   Change in restricted cash                                                     --          --           --         --        --
   Costs associated with disposition program and other, net                      --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Net cash provided by (used in) investing activities                             (18)        (13)         (70)        (5)      (16)
                                                                            -------     -------      -------    -------    ------
Cash flows from financing activities:
   Scheduled payments on long-term debt                                          --          --           --         --        --
   Distributions to minority investors                                           --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Net cash used in financing activities                                            --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Effect of exchange rate changes on cash                                          --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                          --          --           --         --        --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                   --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                         --          --           --         --        --
                                                                            =======     =======      =======    =======    ======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)


                                                                            MERISTAR    MERISTAR     MERISTAR   MERISTAR   MERISTAR
                                                                             SUB 2D,     SUB 4F,      SUB 5K,    SUB 5M,   SUB 1E,
                                                                               LLC        L.P.          LLC        LLC       L.P.
                                                                            --------    --------     --------   --------   -------
Operating activities:
   Net (loss) income                                                         (7,826)        164          211        363       238
   Adjustments to reconcile net (loss) income to net cash provided by
     (used in) operating activities:
       Depreciation and amortization                                            127         279          322        118        79
       Equity in earnings                                                        --          --           --         --        --
       Loss on asset impairments                                              7,650          --           --         --        --
       Minority interests                                                        --          --           --         --        --
       Amortization of unearned stock-based compensation                         --          --           --         --        --
       Change in value of interest rate swaps                                    --          --           --         --        --
       Deferred income taxes                                                     --          --           --         --        --
       Changes in operating assets and liabilities:
         Accounts receivable                                                     --          --           --         --        --
         Prepaid expenses and other assets                                      (12)         (8)         (40)       (20)      (12)
         Due from/to Interstate Hotels & Resorts                                 --          --           --         --        --
         Accounts payable, accrued expenses, accrued interest and
          other liabilities                                                     (74)       (267)         (25)        (4)        6
         Due from subsidiaries                                                  135          66         (428)      (449)     (302)
                                                                            -------     -------      -------    -------    ------
Net cash provided by (used in) operating activities                              --         234           40          8         9
                                                                            -------     -------      -------    -------    ------
Cash flows from investing activities:
   Capital expenditures for property and equipment                               --        (234)         (40)        (8)       (9)
   Proceeds from sales of assets                                                 --          --           --         --        --
   Payments from Interstate Hotels & Resorts                                     --          --           --         --        --
   Change in restricted cash                                                     --          --           --         --        --
   Costs associated with disposition program and other, net                      --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Net cash provided by (used in) investing activities                              --        (234)         (40)        (8)       (9)
                                                                            -------     -------      -------    -------    ------
Cash flows from financing activities:
   Scheduled payments on long-term debt                                          --          --           --         --        --
   Distributions to minority investors                                           --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Net cash used in financing activities                                            --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
Effect of exchange rate changes on cash                                          --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                          --          --           --         --        --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                   --          --           --         --        --
                                                                            -------     -------      -------    -------    ------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                         --          --           --         --        --
                                                                            =======     =======      =======    =======    ======




                                                                             MERISTAR   MERISTAR    MERISTAR   MERISTAR   MERISTAR
                                                                              SUB 5O,   SUB 6M       SUB 4B,     SUB 6C,   SUB 2C,
                                                                               LLC      COMPANY        L.P.        LLC       LLC
                                                                            --------    --------     --------   --------   -------
Operating activities:
   Net (loss) income                                                            157         526         (156)       403   (13,660)
   Adjustments to reconcile net (loss) income to net cash provided by
     (used in) operating activities:
       Depreciation and amortization                                             57         308          136        194       278
       Equity in earnings                                                        --          --           --         --        --
       Loss on asset impairments                                                 --          --           --         --    13,282
       Minority interests                                                        --          --           --         --        --
       Amortization of unearned stock-based compensation                         --          --           --         --        --
       Change in value of interest rate swaps                                    --          --           --         --        --
       Deferred income taxes                                                     --          --           --         --        --
       Changes in operating assets and liabilities:
         Accounts receivable                                                     --          --           --         --        --
         Prepaid expenses and other assets                                       (8)         (8)          (9)        (7)      (31)
         Due from/to Interstate Hotels & Resorts                                 --          --           --         --        --
         Accounts payable, accrued expenses, accrued interest and
          other liabilities                                                       2          58         (204)        (7)       52
         Due from subsidiaries                                                 (205)       (880)         296       (543)       79
                                                                            -------     -------      -------    -------   -------
Net cash provided by (used in) operating activities                               3           4           63         40        --
                                                                            -------     -------      -------    -------   -------
Cash flows from investing activities:
   Capital expenditures for property and equipment                               (3)         (4)         (63)       (40)       --
   Proceeds from sales of assets                                                 --          --           --         --        --
   Payments from Interstate Hotels & Resorts                                     --          --           --         --        --
   Change in restricted cash                                                     --          --           --         --        --
   Costs associated with disposition program and other, net                      --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
Net cash provided by (used in) investing activities                              (3)         (4)         (63)       (40)       --
                                                                            -------     -------      -------    -------   -------
Cash flows from financing activities:
   Scheduled payments on long-term debt                                          --          --           --         --        --
   Distributions to minority investors                                           --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
Net cash used in financing activities                                            --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
Effect of exchange rate changes on cash                                          --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                          --          --           --         --        --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                   --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                         --          --           --         --        --
                                                                            =======     =======      =======    =======   =======

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)

                                                                            MERISTAR     MERISTAR     MERISTAR   MERISTAR  MERISTAR
                                                                             SUB 4G,      SUB 3B,     SUB 5G,     SUB 5P,   SUB 5J,
                                                                               L.P.        LLC          L.P.       LLC       LLC
                                                                            --------    --------     --------   --------   -------
Operating activities:
   Net (loss) income                                                            149        (491)       1,012        177     1,449
   Adjustments to reconcile net (loss) income to net cash provided by
     (used in) operating activities:
       Depreciation and amortization                                            225         130        1,572          1       871
       Equity in earnings                                                        --          --           --         --        --
       Loss on asset impairments                                                 --         695           --         --        --
       Minority interests                                                        --          --           --         --        --
       Amortization of unearned stock-based compensation                         --          --           --         --        --
       Change in value of interest rate swaps                                    --          --           --         --        --
       Deferred income taxes                                                     --          --           --         --        --
       Changes in operating assets and liabilities:
         Accounts receivable                                                     --          --           --         --        --
         Prepaid expenses and other assets                                      (50)         (7)        (140)        (6)     (147)
         Due from/to Interstate Hotels & Resorts                                 --          --           --         --        --
         Accounts payable, accrued expenses, accrued interest and
          other liabilities                                                    (386)         56           47         --      (168)
         Due from subsidiaries                                                   69        (348)      (2,333)      (172)     (791)
                                                                            -------     -------      -------    -------   -------
Net cash provided by (used in) operating activities                               7          35          158         --     1,214
                                                                            -------     -------      -------    -------   -------
Cash flows from investing activities:
   Capital expenditures for property and equipment                               (7)        (35)        (158)        --    (1,214)
   Proceeds from sales of assets                                                 --          --           --         --        --
   Payments from Interstate Hotels & Resorts                                     --          --           --         --        --
   Change in restricted cash                                                     --          --           --         --        --
   Costs associated with disposition program and other, net                      --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
Net cash provided by (used in) investing activities                              (7)        (35)        (158)        --    (1,214)
                                                                            -------     -------      -------    -------   -------
Cash flows from financing activities:
   Scheduled payments on long-term debt                                          --          --           --         --        --
   Distributions to minority investors                                           --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
Net cash used in financing activities                                            --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
Effect of exchange rate changes on cash                                          --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                          --          --           --         --        --

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                   --          --           --         --        --
                                                                            -------     -------      -------    -------   -------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                         --          --           --         --        --
                                                                            =======     =======      =======    =======   =======

                                                                         MERISTAR    MERISTAR     MERISTAR   MERISTAR    MERISTAR
                                                                          SUB 5Q,     SUB 5A,      SUB 8D,    SUB 4J,     HOTEL
                                                                            LLC         LLC          LLC        LLC    LESSEE, INC.
                                                                         --------    --------     --------   --------  -----------
Operating activities:
   Net (loss) income                                                         419         351          172        274       (8,222)
   Adjustments to reconcile net (loss) income to net cash provided by
     (used in) operating activities:
       Depreciation and amortization                                         140         386          314        326          (73)
       Equity in earnings                                                     --          --           --         --           --
       Loss on asset impairments                                              --          --           --         --           --
       Minority interests                                                     --          --           --         --           --
       Amortization of unearned stock-based compensation                      --          --           --         --           --
       Change in value of interest rate swaps                                 --          --           --         --           --
       Deferred income taxes                                                  --          --           --         --           --
       Changes in operating assets and liabilities:
         Accounts receivable                                                  --          --           --         (8)     (12,249)
         Prepaid expenses and other assets                                   (28)        (16)          (8)       (11)        (977)
         Due from/to Interstate Hotels & Resorts                              --          --           --         --          (44)
         Accounts payable, accrued expenses, accrued interest and
          other liabilities                                                  (29)         36          (16)      (110)       6,711
         Due from subsidiaries                                              (413)       (697)        (332)      (459)       7,941
                                                                         -------     -------      -------    -------  -----------
Net cash provided by (used in) operating activities                           89          60          130         12       (6,913)
                                                                         -------     -------      -------    -------  -----------
Cash flows from investing activities:
   Capital expenditures for property and equipment                           (89)        (60)        (130)       (12)           4
   Proceeds from sales of assets                                              --          --           --         --           --
   Payments from Interstate Hotels & Resorts                                  --          --           --         --           --
   Change in restricted cash                                                  --          --           --         --           --
   Costs associated with disposition program and other, net                   --          --           --         --           --
                                                                         -------     -------      -------    -------  -----------
Net cash provided by (used in) investing activities                          (89)        (60)        (130)       (12)           4
                                                                         -------     -------      -------    -------  -----------
Cash flows from financing activities:
   Scheduled payments on long-term debt                                       --          --           --         --       12,249
   Distributions to minority investors                                        --          --           --         --           --
                                                                         -------     -------      -------    -------  -----------
Net cash used in financing activities                                         --          --           --         --       12,249
                                                                         -------     -------      -------    -------  -----------
Effect of exchange rate changes on cash                                       --          --           --         --           --
                                                                         -------     -------      -------    -------  -----------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                       --          --           --         --        5,340

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                --          --           --         --       12,517
                                                                         -------     -------      -------    -------  -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                      --          --           --         --       17,857
                                                                         =======     =======      =======    =======  ===========

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.
CONSOLIDATED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED MARCH 31, 2003
UNAUDITED
(DOLLARS IN THOUSANDS)



                                                                               GUARANTOR
                                                                              SUBSIDIARIES
                                                                                 TOTAL         ELIMINATIONS     TOTAL CONSOLIDATED
                                                                            --------------    ---------------   ------------------
Operating activities:
   Net (loss) income                                                              (47,216)            44,064              (73,198)
   Adjustments to reconcile net (loss) income to net cash provided by
     (used in) operating activities:
       Depreciation and amortization                                               13,700                 --               28,706
       Equity in earnings                                                              --            (44,064)                  --
       Loss on asset impairments                                                   52,702                 --               56,677
       Minority interests                                                              --                 --                   11
       Amortization of unearned stock-based compensation                               --                 --                  976
       Change in value of interest rate swaps                                          --                 --               (2,055)
       Deferred income taxes                                                           --                 --                 (682)
       Changes in operating assets and liabilities:
         Accounts receivable                                                      (11,962)                --              (12,937)
         Prepaid expenses and other assets                                         (2,297)                --                1,416
         Due from/to Interstate Hotels & Resorts                                      (44)                --                   93
         Accounts payable, accrued expenses, accrued interest and
          other liabilities                                                         2,847                 --               (9,236)
         Due from subsidiaries                                                    (10,638)                --                   --
                                                                            -------------     --------------    -----------------
Net cash provided by (used in) operating activities                                (2,908)                --              (10,229)
                                                                            -------------     --------------    -----------------
Cash flows from investing activities:
   Capital expenditures for property and equipment                                 (3,990)                --               (8,622)
   Proceeds from sales of assets                                                       --                 --               12,650
   Payments from Interstate Hotels & Resorts                                           --                 --               42,052
   Change in restricted cash                                                           --                 --               (1,656)
   Costs associated with disposition program and other, net                            --                 --                 (299)
                                                                            -------------     --------------    -----------------
Net cash provided by (used in) investing activities                                (3,990)                --               44,125
                                                                            -------------     --------------    -----------------
Cash flows from financing activities:
   Scheduled payments on long-term debt                                            12,238                 --               (1,889)
   Distributions to minority investors                                                 --                 --                 (141)
                                                                            -------------     --------------    -----------------
Net cash used in financing activities                                              12,238                 --               (2,030)
                                                                            -------------     --------------    -----------------
Effect of exchange rate changes on cash                                                --                 --                 (274)
                                                                            -------------     --------------    -----------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                             5,340                 --               31,592

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                     12,517                 --               33,889
                                                                            -------------     --------------    -----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                           17,857                 --               65,481
                                                                            =============     ==============    =================